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As filed with the Securities and Exchange Commission on October 12, 2005

Registration No. 333-127767

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒    PRE-EFFECTIVE AMENDMENT NO. 3
☐    POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

780 Third Avenue, 46th Floor
New York, New York 10017
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Kevin Frankel
c/o Ares Management LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
(310) 201-4100
(Name and Address of Agent for Service)

Copies of information to:

Michael A. Woronoff Proskauer Rose LLP 2049 Century Park East, 32nd Floor Los Angeles, CA 90067-3206 (310) 557-2900	Valerie Ford Jacob Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004-1980 (212) 859-8000

           Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

  ☐
  when declared effective pursuant to section 8(c).

If appropriate, check the following box:

  ☐
  This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

  ☐
  This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is            .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)

Common Stock, $0.001 par value per share			$287,500,000	$33,838.75

(1)
Includes the underwriters' overallotment option.

(2)
Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(3)
Previously paid.

                THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated October 12, 2005

PROSPECTUS

14,500,000 Shares

Common Stock

              Ares Capital Corporation is a closed-end, non-diversified management investment company incorporated in Maryland that is regulated as a business development company under the Investment Company Act of 1940. We were founded in April 2004 and completed our initial public offering on October 8, 2004. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

              We are managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an independent Los Angeles based firm that manages investment funds that have approximately $7.3 billion of committed capital. Ares Technical Administration LLC provides the administrative services necessary for us to operate.

              Our common stock is quoted on The NASDAQ National Market under the symbol "ARCC." On October 10, 2005, the last reported sales price of our common stock on The NASDAQ National Market was $16.10 per share.

              Investing in our common stock involves risks that are described in the "Risk Factors" section beginning on page 15 of the prospectus.

              Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. This prospectus concisely provides important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We do not currently have an Internet website. However, the SEC maintains an Internet website (http://www.sec.gov) where additional information about us, including our annual and quarterly reports, may be obtained without charge.

	Per Share	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds, before expenses, to Ares Capital Corporation(1)	$	$
    (1)
    Before deducting expenses payable by us related to this offering, estimated at $

              The underwriters may also purchase up to an additional 2,175,000 shares from us at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus to cover overallotments. If the underwriters exercise this option in full, the total public offering price will be $                  , the total underwriting discount (sales load) paid by us will be $                  , and total proceeds, before expenses, will be $                  .

              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              The shares will be ready for delivery on or about                        , 2005.

Merrill Lynch & Co.	UBS Investment Bank
JPMorgan	Wachovia Securities
Jefferies & Company, Inc.	Legg Mason Wood Walker Incorporated

The date of this prospectus is                        , 2005.

              You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

              This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its subsidiaries; "Ares Capital Management" or "investment adviser" refers to Ares Capital Management LLC; "Ares Administration" refers to Ares Technical Administration LLC; and "Ares" refers to Ares Partners Management Company LLC and its affiliated companies, including Ares Management LLC.

THE COMPANY

              Ares Capital is a closed-end, non-diversified management investment company that is regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, or the "1940 Act." We were founded in April 2004 and completed our initial public offering on October 8, 2004. Ares Capital's investment objectives are to generate both current income and capital appreciation through debt and equity investments by primarily investing in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive.

              We primarily invest in first and second lien senior loans and long-term mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. In some cases, we may also receive warrants or options in connection with our debt investments. Our investments generally range between $10 million and $50 million each, although the investment sizes may be more or less than the targeted range. We also, to a lesser extent, make equity investments in private middle market companies. These investments are generally less than $10 million each and made in conjunction with loans we make to these companies. In this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA between $5 million and $50 million. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              The first and second lien senior loans generally have stated terms of three to ten years and the mezzanine debt investments generally have stated terms of up to ten years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares' senior principals have worked together for many years and have substantial experience in investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company has access to the Ares staff of approximately 45 investment professionals and to the 28 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of private companies, we also may invest up to 30% of the portfolio in opportunistic investments. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. As part of this 30% of the portfolio, we may also invest in debt of companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio at the time such investments are made.

About Ares

              Ares is an independent Los Angeles based firm with 96 employees that manages investment funds that have approximately $7.3 billion of committed capital. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, long-term junior capital to undercapitalized middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Ares is comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have approximately $5.9 billion of committed capital, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt.

  •
  Private Equity Group. The Ares Private Equity Group manages the Ares Corporate Opportunities Fund, or "ACOF," which has $750 million of committed capital. ACOF generally makes private equity investments in middle market companies and in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of 12 investment professionals, including our President, Michael J. Arougheti, which team is augmented by Ares' additional investment professionals, primarily its 20 member Capital Markets Group. Ares Capital Management's investment committee has 5 members, including Mr. Arougheti and 4 founding members of Ares. In addition, Ares Capital Management leverages off of Ares' entire investment platform and benefits from the Ares investment professionals'

significant capital markets, trading and research expertise developed through Ares industry analysts. Ares' industry analysts currently maintain research on over 600 companies. Ares funds have made investments in over 650 companies in over 30 different industries and currently hold over 300 investments in over 30 different industries.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions.

  •
  We believe there is increased demand among private middle market companies for primary capital. Many middle-market firms have faced increased difficulty raising debt in the capital markets, due to a continuing preference for larger size high yield bond issuances.

  •
  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers in middle market companies:

Existing investment platform

              Ares currently manages approximately $7.3 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Ares senior professionals have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. As a result of Ares' extensive investment experience, Ares and its senior principals have developed a strong reputation in the capital markets. We believe that this experience affords Ares Capital a competitive advantage in identifying and investing in middle market companies with the potential to generate positive returns.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we expect to benefit from this experience. Our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, to attract well-positioned prospective portfolio company investments. In addition, our investment adviser works closely with the investment professionals of the Ares Capital Markets Group, who oversee a current portfolio of investments in over 300 companies, maintain an extensive network of relationships, and possess valuable insights into industry trends.

Disciplined investment philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent investment approach that was developed over 13 years ago by several of its founders. Ares Capital Management's investment philosophy and portfolio construction involves an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach emphasizes capital preservation, low volatility and minimization of downside risk.

Extensive industry focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which Ares' investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 650 companies in over 30 different industries, and over this time have developed long-term relationships with management teams and management consultants within these industries. The experience of Ares' investment professionals in investing across these industries, throughout various stages of the economic cycle, provides our investment adviser with access to ongoing market insights and favorable investment opportunities.

Flexible transaction structuring

              We are flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objectives.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the 1940 Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See "Regulation." We have elected to be treated for federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

              As of June 30, 2005, we had investments in 27 portfolio companies, valued at approximately $302.3 million. As of the date of this prospectus, we had invested or used all of the net proceeds from our initial public offering in October 2004 and from our common stock offering completed in March 2005.

              We have outstanding commitments to fund an aggregate of approximately $100 million of investments in first and second lien senior loans, mezzanine debt and preferred and common equity to several portfolio companies. In addition, we are in discussions with, and have issued non-binding proposals to, several companies regarding our potential investment in such companies through first and second lien senior loans, mezzanine debt and preferred and common equity, in an aggregate amount of approximately $110 million. We currently expect that we will use a portion of the proceeds of this offering to make any such investments.

              The consummation of any of these investments depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment, the execution and delivery of satisfactory documentation and the receipt of any necessary consents. Any such investments will be made in accordance with our investment policies and procedures. We cannot assure you that we will make any of these investments.

              For a detailed description of the portfolio companies included in our portfolio, see "Portfolio Companies."

LIQUIDITY

              On November 3, 2004, we entered into a credit facility (the "Facility") pursuant to which we may obtain financing from lenders that fund their obligations by accessing the commercial paper market. On April 8, 2005, we amended the Facility to increase the amount available for borrowing from $150,000,000 to $225,000,000. As of September 22, 2005, the principal amount outstanding under the Facility was $38,000,000. We intend to continue borrowing under the Facility in the future and we may increase the size of the Facility or otherwise issue debt securities or other evidences of indebtedness following the consummation of this offering.

RISK FACTORS

              Investing in this offering involves risks. The following is a summary of certain risks that you should carefully consider before investing in shares of our common stock. In addition, see "Risk Factors" beginning on page 15 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our common stock.

Risks Relating to Our Business

  •
  We are a new company with a limited operating history.

  •
  Our investment adviser and the members of its investment committee have limited experience managing a BDC.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

  •
  The Company may not replicate Ares' historical success.

  •
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.

  •
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.

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  Our ability to grow will depend on our ability to raise capital.

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  We operate in a highly competitive market for investment opportunities.

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  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

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  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

  •
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

  •
  If our primary investments are deemed not to be qualifying assets we could lose our status as a BDC or be precluded from investing according to our current business plan.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

  •
  We will be exposed to risks associated with changes in interest rates.

  •
  When we are required to repay the amount paid to the underwriters by our investment adviser on our behalf in connection with our initial public offering, we may have to realize losses.

  •
  Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  We may experience fluctuations in our quarterly results.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Our investment adviser's liability is limited under the investment management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

  •
  We may be obligated to pay our manager incentive compensation even if we incur a loss.

  •
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

  •
  Our ability to enter into transactions with our affiliates will be restricted.

Risks Relating To Our Investments

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  Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its obligations.

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  Our investments may be risky, and you could lose all or part of your investment.

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  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

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  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

  •
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

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  Investments in equity securities involve a substantial degree of risk.

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  Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

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  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

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  We will initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

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  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

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  Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Risks Relating To This Offering

  •
  There is a risk that you may not receive dividends or that our dividends may not grow over time.

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  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

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  Investing in our shares may involve an above average degree of risk.

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  The market price of our common stock may fluctuate significantly.

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  We may allocate the net proceeds from this offering in ways with which you may not agree.

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  Our shares may trade at discounts from net asset value.

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  Investors in this offering will incur immediate dilution upon the closing of this offering.

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  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, telephone number (310) 201-4200, and our executive offices are located at 780 Third Avenue, 46th Floor, New York, New York 10017, telephone number (212) 750-7300.

THE OFFERING

Common stock offered by us	14,500,000 shares, excluding 2,175,000 shares of common stock issuable pursuant to the overallotment option granted to the underwriters.
Shares outstanding after this offering	37,909,484 shares, excluding 2,175,000 shares of common stock issuable pursuant to the overallotment option granted to the underwriters.
Use of proceeds
We expect to use a portion of the net proceeds of this offering to repay outstanding indebtedness under the Facility, which had $38,000,000 outstanding as of September 22, 2005. We expect such repayment will occur within 5 business days after the closing of this offering. We intend to use the remainder of the net proceeds within 90 days to fund investments in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus and for general corporate purposes. However, it could take a longer time to invest substantially all of the net proceeds, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments, which may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of shares may decline. See "Use of Proceeds."
Distributions
We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. On December 16, 2004, we declared an initial dividend of $0.30 per share for the fourth quarter of 2004. On February 23, 2005, we declared a dividend of $0.30 per share for the first quarter of 2005 and on June 20, 2005, we declared a dividend of $0.32 per share for the second quarter of 2005. On September 6, 2005, we declared a dividend of $0.34 per share for the third quarter of 2005. Because of our limited operating history, these are the only dividends to date that we have declared on our common stock.
Taxation
We have elected to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of assets legally available for distribution. See "Risk Factors—We will be subject to corporate level income tax if we are unable to qualify as a RIC" and "Distributions."

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
NASDAQ National Market symbol	"ARCC"
Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at, or below net asset value.
Anti-takeover provisions
Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Stock."
Leverage
We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. As of September 22, 2005, we had $38,000,000 of borrowings outstanding under the Facility.
Management arrangements
Ares Capital Management serves as our investment adviser. Ares Administration serves as our administrator. For a description of Ares Capital Management, Ares Administration, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."
Available information
We are required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's Internet website at http://www.sec.gov.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	4.50	%(1)
Offering expenses borne by us	0.17	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us	4.67%

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(4):
Management fees	1.54	%(5)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income, subject to certain limitations)	0.00	%(6)
Interest payments on borrowed funds	0.20	%(7)
Other expenses	0.55	%(8)

Total annual expenses (estimated)	2.29	%(5)(8)(9)

(1)
The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $402,000 and based on the 14,500,000 shares offered in this offering.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
"Consolidated net assets attributable to common stock" equals net asset value at June 30, 2005 plus the anticipated net proceeds from this offering.

(5)
Our management fee is 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. See "Management—Investment Advisory and Management Agreement."

(6)
We expect to use a portion of the net proceeds of this offering to repay outstanding indebtedness under the Facility ($38,000,000 outstanding as of September 22, 2005). We expect to invest the remainder of the net proceeds from this offering within 90 days. However, it could take a longer time to invest substantially all of the net proceeds, depending on the availability of appropriate investment opportunities and market conditions. We will not pay a base management fee on cash or cash equivalents. We may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this chart. Since our inception, the average quarterly incentive fee payable to our investment adviser has been approximately 0.32% of our weighted net assets (1.28% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements as of December 31, 2004 and Note 3 to our consolidated financial statements as of June 30, 2005.

  The incentive fee consists of two parts:

  The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.00% quarterly (8% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.00% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

  The second, payable annually in arrears for each calendar year ending on or after December 31, 2004, equals 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation. We believe that we intended to use the cumulative method to calculate the capital gains portion of the incentive fee. However, the SEC's Fort Worth Regional Office has raised issues regarding the clarity of our investment advisory and management agreement. In response our investment adviser has agreed that in calculating payments of the capital gains portion of the incentive fee we will use the method (cumulative or period-to-period) that results in the lowest incentive fee payment to the investment adviser until our next stockholder meeting, where we will seek the vote of our stockholders to clarify or amend and restate our investment advisory and management agreement to make our method of calculation clear. As a result, the Company may pay our investment adviser less under our investment advisory and management agreement than it would have if we calculated using only one method. See "Investment Advisory and Management Agreement—Management Fee."

  We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

  See "Management—Investment Advisory and Management Agreement."

(7)
"Interest payments on borrowed funds" represents our annualized interest expenses based on actual interest expense incurred for the first six months of 2005 plus our annualized amortization of debt issuance cost. We had outstanding borrowings of $38,000,000 at September 22, 2005. The estimate is based on our assumption that our borrowing and interest costs after the offering will remain similar to those prior to the offering. The amount of leverage that we employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(8)
Includes our estimated overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Ares

  Administration in performing its obligations under the administration agreement. See "Management—Administration Agreement." The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

(9)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, our "Total annual expenses" would be 2.24% of consolidated total assets.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$69	$116	$165	$299

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $79; 3 years, $144; 5 years, $212; and 10 years, $394. However, cash payment of the capital incentive fee would be deferred if during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) was less than 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

              The following selected financial and other data for the period from June 23, 2004 (inception) through December 31, 2004 are derived from our consolidated financial statements which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included within this registration statement. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the six months ended June 30, 2005, are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included elsewhere in this registration statement.

ARES CAPITAL CORPORATION AND SUBSIDIARY
SELECTED FINANCIAL AND OTHER DATA

	Six Months Ended June 30, 2005	Period June 23, 2004 (inception) Through December 31, 2004
Total Investment Income	$15,352,207	$4,380,848
Net Realized and Unrealized Gain on Investments	6,808,199	475,393
Total Expenses	(6,054,244)	(1,665,753)

Net Increase in Stockholders' Equity Resulting from Operations	$16,106,162	$3,190,488

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic:	$0.91	$0.29
Diluted:	$0.91	$0.29
Cash Dividend Declared:	$0.62	$0.30
Total Assets	$360,833,715	$220,455,614
Total Debt	$—	$55,500,000
Total Stockholders' Equity	$346,932,940	$159,708,305
Other Data:
Number of Portfolio Companies at Period End	27	20
Principal Amount of Investments Purchased(1)	$165,855,000	$234,102,000
Principal Amount of Investments Sold and Repayments(2)	$48,433,000	$52,272,000
Total Return Based on Market Value(3)	(5.04)%	31.53%
Total Return Based on Net Asset Value(4)	6.18%	(1.80)%
Weighted Average Yield on Loans(5):	11.13%	12.36%

(1)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 includes $140.8 million of the assets purchased from Royal Bank of Canada and excludes $9.7 million of publicly traded fixed income securities.

(2)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 excludes $9.7 million of publicly traded fixed income securities.

(3)
Total return based on market value for the six months ended June 30, 2005 equals the decrease of the ending market value at June 30, 2005 of $17.83 per share over the ending market value at December 31, 2004 of $19.43, plus the declared dividend of $0.30 per share for holders of record on March 7, 2005 and the declared dividend of $0.32 per share for holders of record on June 30, 2005, divided by the market value at December 31, 2004. Total return based on market value for the period June 23, 2004

  (inception) through December 31, 2004 equals the increase of the ending market value at December 31, 2004 of $19.43 per share over the offering price of $15.00 per share plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the offering price. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the six months ended June 30, 2005 equals the change in net asset value during the period plus the declared dividend of $0.30 per share for holders of record on March 7, 2005 and the declared dividend of $0.32 per share for holders of record on June 30, 2005, divided by the beginning net asset value during the period. The calculation for June 30, 2005 was adjusted for shares issued during the six months ended June 30, 2005 in connection with the dividend reinvestment plan, the issuance of common stock in connection with our March 2005 offering, and the accrual for reimbursement of underwriting costs paid by our investment adviser in connection with our initial public offering. Total return based on net asset value for the period June 23, 2004 (inception) through December 31, 2004 equals the change in net asset value during the period plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on loans (including income producing equity securities) is computed as (a) annual stated interest rate earned plus the net annual amortization of original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at fair value.

SELECTED QUARTERLY DATA

	2005		2004
	Q2	Q1	Q4(1)
Total investment income	$9,601,615	5,750,592	4,380,848
Net investment income before net realized and unrealized gain (loss) on investments and incentive compensation	$7,558,053	3,800,113	3,009,749
Incentive compensation	$1,789,919	270,284	95,471
Net investment income before net realized and unrealized gain (loss) on investments	$5,768,134	3,529,829	2,914,278
Net realized and unrealized gain (loss) on investments	$1,834,122	4,974,077	475,393
Net increase in stockholders' equity resulting from operations	$7,602,256	8,503,906	3,389,671
Basic and diluted earnings per common share	$0.33	0.69	0.34
Net asset value per share as of the end of the quarter	$14.97	14.96	14.43

(1)
The Company was initially funded on June 23, 2005 (inception) but had no significant operations until the fourth quarter of 2004. The sole activity for the second and third quarters of 2004 was the incurrence of $199,183 in organizational expenses.

RISK FACTORS

              Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

We are a new company with a limited operating history.

              We were incorporated in April 2004, completed our initial public offering in October 2004 and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

Our investment adviser and the members of its investment committee have limited experience managing a BDC.

              The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser and the majority of the members of our senior management only have limited experience managing or providing management consultant services to an operating company, such as may be required of a BDC. Our investment adviser's and the members of its investment committee's lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we do not continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

The Company may not replicate Ares' historical success.

              Our primary focus in making investments differs from those of other private funds that are or have been managed by Ares' investment professionals. Further, investors in Ares Capital are not acquiring an interest in other Ares funds. While Ares Capital may consider potential co-investment participation in portfolio investments with other Ares funds (other than ACOF), no investment opportunities are currently under consideration and any such investment activity could be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of the members of Ares Capital Management's investment committee. We also depend, to a significant extent, on Ares Capital Management's access to the investment professionals of Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of Ares Capital Management's investment committee. The departure of any of the members of Ares Capital Management's investment committee, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our ability to achieve our investment objectives. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objectives depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Ares Capital Management's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of Ares Capital Management's structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the members of Ares Capital Management have substantial responsibilities in connection with their roles at Ares and with the other Ares funds as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies on behalf of our administrator. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares Capital Management will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will be retained. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow will depend on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current facility or obtain another line of credit at all or on terms acceptable to us.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle market companies. We compete with other business development companies, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

              We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

              To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements.

              The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

              To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of RIC status. If we fail to qualify as a RIC for any reason and become or remain subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

              For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, non-cash income from pay-in-kind securities and deferred payment securities.

              Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue debt securities or preferred stock, which we refer to collectively as "senior securities," and borrow money from banks or other financial institutions up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prevent us from maintaining our status as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Ares Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              In addition, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act may also impose restrictions on the structure of any securitization.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

              If we are to maintain our status as a BDC, we must not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire senior loans, mezzanine investments or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets may not be treated as qualifying assets. See "Regulation—Qualifying Assets." This results from the definition of "eligible portfolio company" under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

              Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934 (the "Exchange Act"), expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt would qualify as an eligible portfolio company.

              We believe that the senior loans and mezzanine investments that we propose to acquire should constitute qualifying assets because the privately held issuers will not, at the time of our investment, have outstanding marginable securities for the reasons set forth in this paragraph. First, we expect to make a large portion of our investments in companies that, to the extent they have any outstanding debt, have issued such debt on terms and in circumstances such that such debt should not, under existing legal precedent, be "securities" under the Exchange Act and therefore should not be deemed marginable securities under Regulation T. Second, we believe that, should a different position be taken such that those investments may be securities, they should still not be marginable securities. In particular, debt that does not trade in a public secondary market or is not rated investment grade is generally not a margin eligible security under the rules established by the self-regulatory organizations, including the New York Stock Exchange and National Association of Securities Dealers, that govern the terms on which broker-dealers may extend margin credit. Unless the questions raised by the amendments to Regulation T have been addressed by legislative, administrative or judicial action that contradicts our interpretation, we intend to treat as qualifying assets only those senior loans and mezzanine investments that, at the time of our investment, are issued by an issuer that does not have outstanding a class of margin eligible securities. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a company that has no margin eligible securities outstanding at the time we purchase such securities.

              If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a BDC or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. See "—Any failure on our part to maintain our status as a BDC would reduce our operating flexibility." Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See "Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business."

              On November 1, 2004, the Securities and Exchange Commission proposed for comment two new rules under the Investment Company Act of 1940 that are designed to realign the definition of eligible portfolio company set forth under the Investment Company Act of 1940, and the investment activities of BDCs, with their original purpose by (1) defining eligible portfolio company with reference to whether an issuer has any class of securities listed on a national securities exchange or on an automated interdealer quotation system of a national securities association ("NASDAQ") and (2) permitting BDCs to make certain additional ("follow-on") investments in those issuers even after they list their securities on a national securities exchange or on NASDAQ. The proposed rules are intended to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially troubled companies. We cannot assure you that these rules, or related rules arising out of the comment process, will be approved by the Securities and Exchange Commission.

              Until the SEC or its staff has issued final rules with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              As of September 22, 2005, we had $38 million of outstanding borrowings under our Facility. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2005 total assets of at least .32%. The interest rate charged on our borrowings as of September 22, 2005 was 4.92%. We intend to continue borrowing under the Facility in the future and we may increase the size of the Facility or otherwise issue debt securities or other evidences of indebtedness following the consummation of this offering. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.

              Our Facility imposes financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code. A failure to renew our Facility, or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facility and in the future may borrow from or issue senior debt securities to banks, insurance companies, and other lenders. Lenders of senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. There is no assurance that a leveraging strategy will be successful.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing and assumes (i) our total value of net assets as of June 30,

2005; (ii) no debt outstanding as of June 30, 2005 and (iii) hypothetical annual returns on our portfolio of minus 15 to plus 15 percent. While we had $38 million of debt outstanding as of September 22, 2005, we will repay such amount with a portion of the proceeds of this offering.

Assumed Return on Portfolio
(Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Stockholders(2)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at June 30, 2005 to obtain an assumed return to us. From this amount, all interest accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of June 30, 2005 to determine the "Corresponding Return to Common Stockholders."

We will be exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we will be subject to greater risk (other things being equal) than a fund investment solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares.

When we are required to repay the amount paid to underwriters by our investment adviser on our behalf in connection with our initial public offering, we may have to realize losses and the amount that we have available for investment may be reduced.

              In connection with our initial public offering, our investment adviser paid to the underwriters, on our behalf, an additional sales load with respect to the offering of our shares in the aggregate amount of $2,475,000. We are obligated to repay this amount, together with accrued interest upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar quarter period ending on or after October 8, 2005, the sum of (i) our aggregate distributions to our stockholders and (ii) our change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon our liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount. As of June 30, 2005, such amount was recorded as a payable to the investment adviser in the accompanying consolidated balance sheet. To meet our obligations to repay this amount while making distributions to our stockholders necessary to maintain our RIC status and avoid the imposition of federal income and excise taxes, we may have to dispose of a portion of our investments. Any such disposition could result in our realizing losses and reduce the amount that we have available for investment.

Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our investments more frequently as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting their value. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize.

The lack of liquidity in our investments may adversely affect our business.

              We generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of other entities and affiliates of our adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Messrs. Ressler, Rosenthal, Kissick and Sachs each are and, following this offering, will continue to be, founding members of Ares with significant responsibilities for other Ares funds. Mr. Ressler and Mr. Rosenthal are required to devote a substantial majority of their business time, and Mr. Kissick is required to devote a majority of his business time, to the affairs of ACOF. Ares believes that the efforts of Messrs. Ressler, Rosenthal and Kissick relative to Ares Capital and ACOF will be synergistic with and beneficial to the affairs of each of Ares Capital and ACOF.

              Although other Ares funds generally will have different primary investment objectives than Ares Capital, they may from time to time invest in asset classes similar to those targeted by Ares Capital. Ares Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares Capital Management.

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment. While we have determined not to currently pursue obtaining an exemptive order from the SEC, we expect to co-invest on a concurrent basis with other funds managed by Ares (other than ACOF), subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

              We will pay management and incentive fees to Ares Capital Management, and will reimburse Ares Capital Management for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

              Ares Capital Management's management fee will be based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and Ares Capital Management may have conflicts of interest in connection with decisions that could affect the Company's total assets, such as decisions as to whether to incur debt.

              The incentive fees payable to our investment adviser are subject to certain hurdles. To the extent we or Ares Capital Management are able to exert influence over our portfolio companies, these hurdles may provide Ares Capital Management (subject to its fiduciary duty to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption. Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by the investment adviser solely for the purpose of adjusting the incentive fees would be a breach of the investment adviser's fiduciary duty to us.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              We rent office space from Ares Administration, an affiliate of Ares Capital Management, and pay Ares Administration our allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. Furthermore, in connection with our initial public offering our investment adviser paid to the underwriters, on our behalf, an additional sales load with respect to the offering of our shares in the aggregate amount of $2,475,000. This amount must be reimbursed under certain circumstances. As a result of these arrangements, there may be times when the management team of Ares Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of Ares Capital and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our investment adviser's liability is limited under the investment management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment management agreement, our investment adviser and its managing members, officers and employees will not be liable to us for their acts, under the investment management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its managing members, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

              Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations have been appropriately pro rated for the first three calendar quarters following our initial public offering and will be adjusted for any share issuances or repurchases.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

              We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time.

Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business. As discussed above, there is a risk that certain investments that we intend to treat as qualifying assets will be determined to not be eligible for such treatment. Any such determination would have a material adverse effect on our business.

Our ability to enter into transactions with our affiliates is restricted.

              We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

RISKS RELATING TO OUR INVESTMENTS

Our investments may be risky, and you could lose all or part of your investment.

              The debt that we invest in is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our mezzanine investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than mezzanine investments including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates. Also, such debt could subject us to phantom income, and since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

              In addition, investments in middle market companies involve a number of significant risks, including:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

              When we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its obligations.

              We are currently invested in 30 portfolio companies, though after full investment of the net proceeds of this offering we anticipate that we will be invested in more than 35 companies. This number may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we actually render significant managerial assistance.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

              We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Ares Capital Management's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors, subjecting them to greater vulnerability to economic downturns. These factors could affect our investment returns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

  •
  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

              There are special risks associated with investing in preferred securities, including:

  •
  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income.

  •
  Preferred securities are subordinated debt in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt.

  •
  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

  •
  Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

              Our investment strategy contemplates potential investments in debt of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective.

              If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We will initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

              We will initially invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

              We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

              Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive dividends or that our dividends may not grow over time.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Distributions."

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

              The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may allocate the net proceeds from this offering in ways with which you may not agree.

              We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at discounts from net asset value.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Investors in this offering will incur immediate dilution upon the closing of this offering.

              We expect the public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will pay a price per share that exceeds the tangible book value per share after this offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Upon consummation of this offering, we will have 37,909,484 shares of common stock outstanding (or 40,084,484 shares of common stock if the overallotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of Ares Capital Management to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act of 1933 (the "Securities Act") and Sections 21E(b)(2)(B) and (D) of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering.

USE OF PROCEEDS

              We estimate that the net proceeds we will receive from the sale of 14,500,000 shares of our common stock in this offering will be approximately $224,342,925 (or approximately $258,054,664 if the underwriters fully exercise their overallotment option), in each case assuming a public offering price of $16.23 per share, after deducting the underwriting discounts and commissions of $10,590,075 (or approximately $12,178,586 if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $402,000 payable by us.

              We expect to use approximately $38,000,000 of the net proceeds of this offering to repay outstanding indebtedness under the Facility. We expect such repayment will occur within 5 business days after the closing of this offering. The interest charged on the indebtedness incurred under the Facility is based on the commercial paper rate plus 1.25%. As of September 22, 2005, the commercial paper rate was 3.67%. The Facility expires on November 2, 2005, unless extended. We intend to use the remainder of the net proceeds within 90 days to fund investments in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus and for general corporate purposes. However, it could take a longer time to invest substantially all of the net proceeds, depending on the availability of appropriate investment opportunities and market conditions.

              We intend to invest primarily in first and second lien senior loans and mezzanine debt of middle market companies, each of which may include an equity component, and, to a lesser extent, in equity securities in such companies. In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments, including high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. As part of this 30%, we may also invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is quoted on The NASDAQ National Market under the symbol "ARCC." We completed our initial public offering in October 2004 at the price of $15.00 per share. Prior to such date there was no public market for our common stock. Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

              The following table sets forth the range of high and low closing prices of our common stock as reported on The NASDAQ National Market and the dividends declared by us for each fiscal quarter since our initial public offering. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions and may not necessarily represent actual transactions.

				Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV
		Price Range
						Cash Dividend Per Share(2)
	NAV(1)	High	Low
Fiscal 2005
First quarter	$14.96	$18.74	$15.57	25.3%	4.0%	$0.30
Second quarter	$14.97	$18.14	$15.96	21.2%	7.2%	$0.32
Third quarter	*	$19.25	$16.18	*	*	$0.34
Fiscal 2004
Fourth quarter	$14.43	$19.75	$15.00	36.9%	4.0%	$0.30

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Represents the dividend declared in the specified quarter.

*
Net asset value has not yet been calculated for this period.

              On October 10, 2005, the last reported sales price of our common stock on The NASDAQ National Market was $16.10 per share. As of June 30, 2005, we had 6 stockholders of record (including Cede & Co.).

              We currently intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. On December 16, 2004, we declared an initial dividend of $0.30 per share for the fourth quarter of 2004, which was comprised of $0.29 ordinary income and $0.01 return of capital. On February 23, 2005, we declared a dividend of $0.30 per share for the first quarter of 2005 and on June 20, 2005, we declared a dividend of $0.32 per share for the second quarter of 2005. On September 6, 2005, we declared a dividend of $0.34 per share for the third quarter of 2005. Because of our limited operating history, these are the only dividends to date that we have declared on our common stock.

              To maintain our RIC status, we must distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. The consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

CAPITALIZATION

              The following table sets forth (1) our actual capitalization at June 30, 2005 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering (assuming no exercise of the underwriters' overallotment option) at an assumed public offering price of $16.23 per share, after deducting the underwriting discounts and commissions and offering expenses payable by us. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

	As of June 30, 2005
	Actual	As Adjusted
Cash and cash equivalents	$53,891,961	$278,234,886

Stockholders' Equity
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 23,168,595 and 37,668,595 common shares issued and outstanding, respectively(1)	$23,169	$37,669
Capital in excess of par value	341,443,552	565,771,977
Accumulated net realized gain on sale of investments	5,581,485	5,581,485
Net unrealized depreciation on investments	(115,266)	(115,266)

Total stockholders' equity	$346,932,940	$571,275,865

Total capitalization(2)	$346,932,940	$571,275,865

(1)
Does not include 184,859 shares issued under our Dividend Reinvestment Plan on July 15, 2005 or 56,030 shares issued under our Dividend Reinvestment Plan on September 30, 2005.

(2)
The above table reflects no debt outstanding as of June 30, 2005. However as of September 22, 2005, the Company had $38,000,000 outstanding under the Facility. Proceeds from the sale of our common stock in this offering will be used to pay down the Facility.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND
RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our financial statements and notes thereto appearing elsewhere in this prospectus.

OVERVIEW

              We were incorporated in Maryland on April 16, 2004 and initially funded on June 23, 2004. We commenced material operations on October 8, 2004. On October 8, 2004, we completed our initial public offering (the "IPO") of 11,000,000 common shares, raising net proceeds of $159.8 million. On March 23, 2005, we completed an add-on offering of 12,075,000 shares of common stock, raising net proceeds of $183.9 million. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and long-term mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in U.S. private middle market companies.

              We are an externally managed, non-diversified, closed-end investment company that is a BDC. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              We have elected to be treated as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly-owned subsidiary. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Investments

              Investment transactions are recorded on trade date. Realized gains or losses are computed using the specific identification method. We carry our investments at fair value, as determined by our board of directors. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management.

  •
  The audit committee of our board of directors reviews these preliminary valuations. Where appropriate, the committee may utilize an independent valuation firm selected by the board of directors.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and audit committee and, where appropriate, an independent valuation firm.

              As defined in the 1940 Act, Affiliate investments are those in which we own more than 5% of the portfolio company's outstanding voting securities.

Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we will treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds.

Payment in Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Capital Structuring Service Fees

              Our investment adviser seeks to provide assistance to the portfolio companies in connection with the Company's investments and in return we may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing the investment. The services that our investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the loan. Our investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and in the event that the Company does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations may be deferred and amortized over the estimated life of the loan.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Although the net assets and the fair values are presented at the foreign exchange rates at the end of the day, the Company does not isolate the portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Federal Income Taxes

              The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

              In order to qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

              In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies," book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America, as highlighted in Note 6 to our consolidated financial statements.

Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value. The carrying value of interest and open trade receivables, accounts payable and accrued expenses, as well as the credit facility payable approximate fair value due to their short maturity.

PORTFOLIO AND INVESTMENT ACTIVITY

              On September 16, 2004, we entered into an agreement with Royal Bank of Canada and its affiliates ("RBC") whereby we agreed to pay $250,000 to RBC to acquire a right to purchase a portfolio of loans and equity investments comprising substantially of BDC qualifying assets (the "October Portfolio") that satisfy our investment objectives.

              Following the completion of our IPO on October 8, 2004, we exercised our right to purchase substantially all of the assets in the October Portfolio from RBC for approximately $122.3 million. We purchased additional assets originally included in the October Portfolio from RBC for approximately $18.5 million on November 3, 2004.

              Aside from the purchase of the October Portfolio, the Company also purchased (A) $52.2 million of senior term debt, (B) $34.6 million of senior subordinated debt, (C) $6.1 million of senior notes, (D) $0.3 million of investments in equity securities and (E) $9.7 million of publicly traded fixed income securities during the period from October 8, 2004 (the date of the IPO and commencement of substantial investment operations) through December 31, 2004.

              In addition, we sold (i) $13.7 million of senior term debt, (ii) $8.9 million of senior subordinated debt, (iii) $0.8 million of investments in equity securities and (iv) $9.7 million of publicly traded fixed income securities during the period from October 8, 2004 (the date of the IPO and commencement of substantial investment operations) through December 31, 2004. Also during the period, (A) $6.9 million of senior term debt and (B) $22.0 million of senior subordinated debt were redeemed.

              Our investment adviser employs an investment rating system to categorize our investments. See "Business—Ongoing Relationships With and Monitoring of Portfolio Companies." We believe that as of December 31, 2004, the weighted average investment grade of the debt in our portfolio is 3.0 and the weighted average yield of such debt and income producing equity securities is approximately 12.36% (computed as (a) annual stated interest rate earned plus the net annual amortization of original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at fair value).

              For the six months ended June 30, 2005, we issued 14 new commitments in an aggregate amount of $208.4 million ($177.9 million to new portfolio companies and $30.5 million to existing portfolio companies). During the six months ended June 30, 2005, we funded $165.9 million of such commitments ($135.4 million to new portfolio companies and $30.5 million to existing portfolio companies). The weighted average yield of new debt and income producing equity securities funded in connection with such investments is approximately 9.96% (computed as (a) annual stated interest rate earned plus the net annual amortization of original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at fair value).

              For the six months ended June 30, 2005, the Company purchased (a) $118.1 million aggregate principal amount of senior term debt, (b) $25.6 million aggregate principal amount of senior subordinated debt, (c) $18 million aggregate principal amount of senior notes and (d) $5.5 million of investments in equity securities. During the same period, (1) $34.6 million aggregate principal amount of senior term debt and (2) $7.4 million aggregate principal amount of senior subordinated debt were redeemed. Additionally, (A) $3.0 million aggregate principal amount of senior term debt and (B) $3.4 million of investments in equity securities were sold. As of June 30, 2005, the Company held investments in 27 portfolio companies.

              We believe that as of June 30, 2005, the weighted average investment grade of the debt in our portfolio is 3.1 and the weighted average yield of such debt and income producing equity securities is approximately 11.13% (computed as (a) annual stated interest rate earned plus the net annual amortization of original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at fair value).

RESULTS OF OPERATIONS

              We were incorporated on April 16, 2004 and commenced material operations in October 2004. Therefore, there is no period with which to compare the results of operations for the six months ended June 30, 2005 or the year ended December 31, 2004.

For the six months ended June 30, 2005

Total Investment Income	$15,352,207
Total Expenses	6,054,244

Net Investment Income	9,297,963
Net Realized Gain	7,154,412
Net Unrealized Loss	(346,213)

Net Increase in Stockholders' Equity Resulting From Operations	$16,106,162

Investment Income

              Total investment income for the period consisted of approximately $12.0 million in interest income from investments, $596,000 in interest income from cash and cash equivalents, $745,000 in dividend income from investments, $1.8 million in capital structuring service fees from the closing of newly originated loans, and $255,000 in facility fees and other income. Of the approximately $12.0 million in interest income from investments, non-cash PIK interest income was $1.5 million.

Expenses

              Total expenses for the period consisted of approximately $1.8 million in base management fees, $2.1 million in incentive management fees, $489,000 in general and administrative expenses, $486,000 in professional fees, $158,000 for director fees, $287,000 in insurance expenses, $438,000 in interest expense and facility fees, $84,000 in interest expense payable to our investment adviser (related to underwriting costs payable to the our investment adviser), $131,000 in amortization of debt issuance cost and $70,000 in other expenses.

Net Unrealized Appreciation on Investments

              For the six months ended June 30, 2005, the Company's investments had a decrease in net unrealized appreciation of $346,000.

Net Realized Gains/Losses

              During the six months ended June 30, 2005, the Company had $55.6 million of sales and repayments resulting in $7.2 million of net realized gains.

Net Increase in Stockholders' Equity Resulting From Operations

              Net increase in stockholders' equity resulting from operations for the period was approximately $16.1 million. Based on the weighted average shares outstanding during the six months ended June 30, 2005, our net increase in stockholders' equity resulting from operations per common share was $0.91.

For the period from June 23, 2004 (inception) through December 31, 2004

              Results for the period from June 23, 2004 (inception) through December 31, 2004 are as follows:

Investment Income	$4,380,848
Total Expenses	1,665,753

Net Investment Income	2,715,095
Net Realized Gain	244,446
Net Unrealized Gain	230,947

Net Increase in Stockholders' Equity Resulting From Operations	$3,190,488

Investment Income

              Investment income for the period consisted of approximately $3.57 million in interest income from investments, $39,000 in interest income from cash and cash equivalents, $191,000 in dividend income, $542,000 in capital structuring service fees from the closing of newly originated loans, and $34,000 in facility fees and other income. Of the approximately $3.57 million in interest income from investments, non-cash PIK interest income was $509,000.

Total Expenses

              Total expenses for the period consisted of approximately $472,000 in base management fees, $95,000 in incentive management fees, $136,000 in general and administrative expenses, $336,000 in professional fees, $120,000 for director fees, $162,000 in insurance expenses, $96,000 in interest expense and facility fees, $41,000 in amortization of debt issuance cost, $8,000 in other expense, and a one-time charge of $199,000 in organizational expenses.

Net Increase in Stockholders' Equity Resulting From Operations

              Net increase in stockholders' equity resulting from operations for the period was approximately $3.2 million. Our net increase in stockholders' equity resulting from operations per common share for the period from June 23, 2004 (inception) through December 31, 2004 was $0.29.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

              On October 8, 2004, we completed our IPO of 11,000,000 shares of common stock at $15.00 per share, less an underwriting discount and commissions totaling $.675 per share. Ares Capital Management agreed to pay the underwriters $.225 per share, or $2,475,000, in underwriting and commissions on the Company's behalf. We are obligated to repay this amount, together with the accrued interest upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar periods ending on or after October 8, 2005 the sum of (i) the aggregate distributions to the stockholders and (ii) the change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of the net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon the Company's liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount. As of June 30, 2005, such amount was recorded as a payable to the investment adviser in the accompanying consolidated balance sheet. We received approximately $159.8 million in net proceeds from the IPO.

              On March 23, 2005, we completed an add-on public offering (the "Add-on Offering") of 12,075,000 shares of common stock (including the underwriters' overallotment of 1,575,000 common shares) at $16.00 per share, less an underwriting discount and commissions totaling $.72 per share. We received approximately $183.9 million in proceeds net of underwriting and offering costs.

              A portion of the proceeds from the Add-on Offering was used to repay outstanding indebtedness under our Facility. The remaining unused portion of the proceeds from the Add-on Offering has been used to fund investments in portfolio companies in accordance with our investment objectives and strategies.

              As of June 30, 2005 and December 31, 2004, the fair value of investments and cash and cash equivalents, and the outstanding borrowings under the Facility were as follows:

	June 30, 2005	December 31, 2004
Cash and cash equivalents	$53,891,961	$26,806,160
Senior term debt	143,638,563	63,118,678
Senior notes	22,786,048	5,997,645
Senior subordinated debt	97,534,402	78,169,595
Collateralized debt obligations	8,184,769	8,281,768
Equity securities	30,154,424	26,992,461

Total	$356,190,167	$209,366,307

Outstanding borrowings	$—	$55,500,000

              In order to provide additional liquidity and to meet our investment objectives and strategies, in November 2004 we and Ares Capital CP Funding LLC, a single member, special purpose, limited liability company, wholly owned by us ("Ares Capital CP"), entered into the Facility, pursuant to which our wholly owned subsidiary Ares Capital CP can obtain financing for the acquisition of loans from Ares Capital as described in more detail in Note 8 to our consolidated financial statements as of December 31, 2004. In April 2005, the Company entered into an amendment that increased the available amount for borrowing under the Facility from $150.0 million to $225.0 million (see Note 7 to the consolidated financial statements as of June 30, 2005 for more detail of the Facility arrangement). As of September 22, 2005, the outstanding principal balance under the Facility was approximately $38,000,000 million, which bears interest at a rate equal to the commercial paper rate plus 125 basis points. As of September 22, 2005, the commercial paper rate was 3.67%. The Facility expires on November 2, 2005 unless extended prior to such date for an additional 364-day period with the consent of the lender. As of December 31, 2004, the outstanding principal balance under the Facility was approximately $55.5 million which bears interest at a rate equal to the commercial paper rate plus 125 basis points. As of December 31, 2004, the commercial paper rate was 2.3152%.

              A summary of our contractual payment obligations as of December 31, 2004 are as follows:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Credit facility payable	$55,500,000	$55,500,000	—	—	—

              As of September 22, 2005, the outstanding principal balance under the Facility was approximately $38,000,000, which bears interest at a rate equal to the commercial paper rate plus 125 basis points. As of September 22, 2005, the commercial paper rate was 3.67%.

              We anticipate borrowing funds and issuing additional equity securities to obtain additional capital. We have filed a registration statement with the SEC that would permit us to issue up to $287,500,000 of our common stock. We expect to use the proceeds from this offering to repay borrowings under our Facility, to fund investments in portfolio companies in accordance with our investment objectives and strategies and for general corporate purposes.

OFF-BALANCE SHEET ARRANGEMENTS

              As of December 31, 2004, the Company had committed to make a total of approximately $14.2 million of investments in various revolving senior secured loans. As of December 31, 2004, $13.8 million was unfunded.

              As a part of the IPO, our investment adviser, on our behalf, agreed to pay the underwriters $0.225 of the $0.675 per share in underwriting discount and commissions for a total of approximately $2.5 million. We are obligated to repay this amount, together with accrued interest upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar quarter period ending on or after October 8, 2005 the sum of (i) the aggregate distributions to the stockholders and (ii) the change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of the net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon the Company's liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount. As of June 30, 2005, such amount was recorded as a payable to our investment adviser in the accompanying consolidated balance sheet.

              As of June 30, 2005, the Company had committed to make a total of approximately $16.6 million of investments in various revolving senior secured loans. As of June 30, 2005, $16.6 million was unfunded.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio. We are also subject to foreign currency risk as certain of our investments are denominated in Eurodollars.

Interest Rate Risk

              As of December 31, 2004, approximately 46% of the investments in our portfolio were at fixed rates while approximately 37% were at variable rates. As of June 30, 2005, approximately 36% of the investments in our portfolio were at fixed rates while approximately 53% were at variable rates. In addition, the Facility is a variable rate borrowing facility.

              To illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our December 31, 2004 balance sheet and assuming no changes in our investment and borrowing structure. Under this analysis, a 100 basis point increase in the various base rates would result in an increase in interest income of approximately $675,000 and an increase in interest expense of $555,000 over the 12 months following December 31, 2004. A 100 basis point decrease in the various base rates would result in a decrease in interest income of approximately $675,000 and a decrease in interest expense of $555,000 over the 12 months following December 31, 2004.

              In addition, we have performed the following analysis based on our June 30, 2005 balance sheet and assuming no changes in our investment and borrowing structure. Under this analysis, a 100 basis point increase in the various base rates would result in an increase in interest income of approximately $1,607,000 over the 12 months following June 30, 2005. A 100 basis point decrease in the various base rates would result in a decrease in interest income of approximately $1,607,000 over the 12 months following June 30, 2005.

              As of December 31, 2004, we employed no hedging against the fixed rate positions of the portfolio. On January 7, 2005, we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement was for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar agreement allows us to receive an interest payment when the 3-month LIBOR exceeds 6.5% and obligates us to pay an interest payment when the 3-month LIBOR is less than 2.72%. The costless collar resets quarterly based on the 3-month LIBOR. As of June 30, 2005, the 3-month LIBOR was 3.52%. As of June 30, 2005, these derivatives had no fair value.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

Portfolio Valuation

              We carry our investments at fair value, as determined by our board of directors in good faith based on the input of our investment adviser and audit committee and, where appropriate, an independent valuation firm. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Foreign Currency Risk

              As of December 31, 2004, our investment portfolio consisted of 97.3% of investments denominated in U.S. dollars and 2.7% of investments denominated in Euro dollars. As of June 30, 2005, our investment portfolio consisted of 94.2% of investments denominated in U.S. dollars and 5.8% of investments denominated in Euro dollars. We may hedge against foreign exchange rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. For the period from June 23, 2004 (inception) through December 31, 2004 and the six months ended June 30, 2005, we did not engage in any foreign currency hedging activities.

SENIOR SECURITIES

              Information about our senior securities is shown in the following tables as of each fiscal year ended December 31 since the Fund commenced operations, unless otherwise noted. The "—" indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facility
2004 (as of December 31, 2004)	$55,500,000	$3,877.62	$—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable, as senior securities are not registered for public trading.

              In addition, in connection with our initial public offering our investment adviser paid to underwriters, on our behalf, an aggregate of $2,475,000 in additional sales load. This amount accrues interest at a variable rate that adjusts quarterly equal to the three-month LIBOR plus 2.00% per annum, compounded quarterly. We are obligated to repay this amount, together with accrued interest upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar quarter period ending on or after October 8, 2005, the sum of (i) our aggregate distributions to our stockholders and (ii) our change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon our liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount. As of June 30, 2005, such amount was recorded as a payable to our investment adviser in the accompanying consolidated balance sheet.

BUSINESS

GENERAL

              Ares Capital is a closed-end, non-diversified management investment company that is regulated as a BDC under the 1940 Act. We were founded in April 2004 and completed our initial public offering on October 8, 2004. Ares Capital's investment objectives are to generate both current income and capital appreciation through debt and equity investments by primarily investing in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive.

              We primarily invest in first and second lien senior loans and long-term mezzanine debt. In some cases, we may also receive warrants or options in connection with our debt investments. Our investments will initially range between $10 million and $50 million each, although the investment sizes may be more or less than the targeted range. We also, to a lesser extent, make equity investments in private middle market companies. These investments are generally less than $10 million each and made in conjunction with loans we make to these companies.

              The first and second lien senior loans generally have stated terms of three to ten years and the mezzanine debt investments generally have stated terms of up to ten years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating, including securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares' senior principals have worked together for many years and have substantial experience in investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company has access to the Ares staff of approximately 45 investment professionals and to the 28 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of private companies, we also may invest up to 30% of the portfolio in opportunistic investments. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that are non-investment grade. As part of this 30% of the portfolio, we may also invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio at the time such investments are made.

About Ares

              Ares is an independent Los Angeles based firm with 96 employees that manages investment funds that have approximately $7.3 billion of committed capital. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, long-term junior capital to undercapitalized middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Ares is comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have approximately $5.9 billion of committed capital, primarily focusing on syndicated senior secured loans, high yield bonds, distressed debt and other liquid fixed income investments. The Capital Markets Group focuses primarily on liquid fixed income debt securities and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt.

  •
  Private Equity Group. The Ares Private Equity Group manages ACOF, which has $750 million of committed capital. ACOF generally makes private equity investments in middle market companies and in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of 12 investment professionals, including our President, Michael J. Arougheti, which team is augmented by Ares' additional investment professionals, primarily its 20 member Capital Markets Group. Ares Capital Management's investment committee has five members, including Mr. Arougheti and 4 founding members of Ares. In addition, Ares Capital Management leverages off of Ares' entire investment platform and benefits from Ares' investment professionals' significant capital markets, trading and research expertise developed through Ares industry analysts. Ares' industry analysts currently maintain research on over 600 companies. Ares funds have made investments in over 650 companies in over 30 different industries and currently hold over 300 investments in over 30 different industries.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

  •
  Consolidation of senior lenders. Between January 1990 and March 2005, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

  •
  Increase in demand for primary capital. A continuing preference for high-yield bond issues above $150 million and a lack of alternative financing sources have also resulted in a significant increase in demand for primary capital, resulting in higher rates of return with lower risk characteristics. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $160 million in 1992 to almost $260 million in 2004 and, in 2004, approximately 9% of the high-yield issues raised less than $100 million.

  •
  Large pool of uninvested private equity capital. We also believe there is a large pool of uninvested private equity capital for middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity funds will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources. During the past five years, Ares has co-invested with more than 30 private equity and venture capital funds. Through these relationships and contacts, we anticipate that we will have access to investment opportunities.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers in middle market companies:

Existing investment platform

              Ares currently manages approximately $7.3 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Antony Ressler, Bennett Rosenthal, John Kissick and David Sachs are all founding members of Ares who serve on Ares Capital Management's investment committee. These professionals have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. In addition, our President, Michael J. Arougheti also serves on the investment committee and leads a dedicated origination and transaction development team of 12 investment professionals (including Mr. Arougheti), which team is augmented by Ares' additional investment professionals, primarily its 20 member Capital Markets Group. As a result of Ares' extensive investment experience, Ares and its senior principals have developed a strong reputation in the capital markets. We believe that this experience affords Ares Capital a competitive advantage in identifying and investing in middle market companies with the potential to generate positive returns.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we will benefit from this experience. Our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We expect this network will enable us to attract well-positioned prospective portfolio company investments. In particular, our investment adviser works closely with the Ares' Capital Markets Group investment professionals who oversee a portfolio of investments in over

300 companies and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent investment approach that was developed over 13 years ago by several of its founders. Ares Capital Management's investment philosophy and portfolio construction involves an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach seeks to reduce risk in investments by focusing on:

  •
  Businesses with strong franchises and sustainable competitive advantages;

  •
  Industries with positive long-term dynamics;

  •
  Cash flows that are dependable and predictable;

  •
  Management teams with demonstrated track records and economic incentives;

  •
  Rates of return commensurate with the perceived risks; and

  •
  Securities or investments that are structured with appropriate terms and covenants.

Extensive industry focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 650 companies in over 30 different industries. Ares' Capital Markets Group provides a large team of in-house analysts with significant expertise and relationships in industries in which we are likely to invest. The Capital Markets Group financial analysts maintain research on over 600 companies. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries, as well as substantial information concerning these industries and potential trends within these industries. The experience of Ares' investment professionals in investing across these industries throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights and favorable investment opportunities.

Flexible transaction structuring

              We are flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objectives.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, are required to comply with certain regulatory requirements. For example, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

              Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. We borrow funds to make additional investments. See "Regulation." We have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

              We seek to create a diversified portfolio that will include first and second lien senior loans and mezzanine debt by investing a range of $10 million to $50 million of capital, on average, although the investment sizes may be more or less. We also anticipate, to a lesser extent, making equity investments in private middle market companies. These investments will generally be less than $10 million each and made in conjunction with loans we make to these companies. We expect that our target portfolio over time will include both first and second lien senior loans and mezzanine debt, and, to a lesser extent, private equity securities. In addition to originating investments, we may acquire investments in the secondary market.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              We also intend, to a lesser extent, to make equity investments in private middle market companies. In making an investment, in addition to considering the factors discussed below under "Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              Our principal focus is to invest in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows. Ares has a staff of 16 investment professionals who specialize in specific industries. We will generally seek to invest in companies from the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which Ares has invested.

  •
  Aerospace and Defense

  •
  Airlines

  •
  Broadcasting/Cable

  •
  Chemicals

  •
  Consumer Products

  •
  Energy

  •
  Environmental Services

  •
  Food and Beverage

  •
  Gaming

  •
  Health Care

  •
  Homebuilding

  •
  Lodging and Leisure

  •
  Metals/Mining

  •
  Paper and Forest Products

  •
  Retail

  •
  Supermarket and Drug

  •
  Technology

  •
  Wireless Telecom and Wireline Telecom

              However, we may invest in other industries if we are presented with attractive opportunities.

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

              In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio at the time such investments are made.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 13 years and has remained consistent throughout a number of economic cycles. In managing the Company, Ares Capital Management will employ the same investment philosophy and portfolio management methodologies used by the investment professionals of Ares in Ares' private investment funds.

              Ares Capital Management's investment philosophy and portfolio construction will involve:

  •
  an assessment of the overall macroeconomic environment and financial markets;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a strict sales discipline based on both market technicals and fundamental value-oriented research and diversification strategy. Ares Capital Management will follow a rigorous process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              Ares Capital Management seeks to identify those issuers exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on relative value of the security across the industry as well as for the specific issuer.

Intensive due diligence

              The process through which Ares Capital Management makes an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, Ares Capital Management will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

  •
  meeting with management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management backgrounds and references;

  •
  performing a detailed review of historical financial performance and the quality of earnings;

  •
  visiting headquarters and company operations and meeting top and middle level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects (including Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective investment process

              Ares Capital Management employs Ares' credit recommendation process, which is focused on selectively narrowing investment opportunities through a process designed to identify the most attractive opportunities. Ares reviews and analyzes numerous investment opportunities on behalf of its funds to determine which investments should be consummated.

              After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior investment professional is in favor of the potential investment, then it is presented to the investment committee. Members of the investment committee have an average of over 20 years of experience in the leveraged finance markets. The investment generally requires the substantial consensus of the investment committee. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment structure

              Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure.

Debt investments

              We invest in portfolio companies primarily in the form of first and second lien senior loans and long-term mezzanine debt. The first and second lien senior loans generally to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of the first and second lien senior loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

              We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to ten years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

              In some cases our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights and call protection into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              In general, Ares Capital Management includes financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (i) maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; (ii) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and (iii) debt incurrence prohibitions, limiting a company's ability to re-lever. In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity investments

              Our equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments will not be control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors in which we are not the lead investor. With respect to preferred or common equity investments, we expect to make investments that will generally be less than $10 million each and made in conjunction with loans that we make to the issuers. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              Ares Capital Management will closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals of Ares sometimes take board seats or board observation seats. As of June 30, 2005, we have board seats or board observation seats on more than 30% of the operating companies in our portfolio.

              Post-investment, in addition to covenants and other contractual rights, Ares will seek to exert significant influence through board participation, when appropriate, and by actively working with management on strategic initiatives. Ares often introduces managers of companies in which they have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              In addition to various risk management and monitoring tools, we intend to grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

              Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased materially since origination. The borrower is generally out of compliance with debt covenants, however, loan payments are generally not more than 120 days past due. For loans graded 2, we expect to increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans graded 1 are not anticipated to be repaid in full.

MANAGERIAL ASSISTANCE

              As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Ares Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

COMPETITION

              Our primary competitors to provide financing to middle market companies will include public and private funds, commercial and investment banks, commercial financing companies and private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We expect to use the industry information of Ares' investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the members of Ares Capital Management's investment committees and of the senior principals of Ares, will enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to our Business—We operate in a highly competitive market for investment opportunities."

LEVERAGE

              In October 2004, our wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), a single member, special purpose, limited liability company was established for the limited purpose of effecting the Facility. On November 3, 2004, Ares Capital CP entered into the Facility, pursuant to which Ares Capital CP may obtain financing for the acquisition of loans from Ares Capital.

On April 8, 2005, we amended the Facility to increase the amount available for borrowing from $150,000,000 to $225,000,000.

              Under the Facility, funds are loaned to Ares Capital CP by or through Wachovia Capital Markets, LLC at prevailing commercial paper rates, or if the commercial paper market is at any time unavailable at prevailing LIBOR rates, plus, in each case, an applicable spread. The funds are used for the simultaneous purchase by Ares Capital CP from the Company of loan investments originated or otherwise acquired by the Company. Through this simultaneous purchase from the Company by Ares Capital CP with funds obtained by Ares Capital CP from the Facility, the Company is able to obtain the benefits of the Facility.

              As part of the Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of funds that Ares Capital CP may obtain. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the Facility and limit further advances under the Facility and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Facility. The interest charged on the funds is based on the commercial paper rate plus 1.25% and payable quarterly. As of September 22, 2005, the commercial paper rate was 3.67%. The Facility expires on November 2, 2005 unless extended prior to such date for an additional 364 day period with the consent of the lender. If the Facility is not extended, any principal amounts then outstanding will be amortized over a 24 month period through a termination date of November 2, 2007. Under the terms of the Facility, we are required to pay a one-time 0.25% structuring fee and a 0.375% renewal fee on each of the two years following the closing date of the Facility. Additionally, we are also required to pay a 0.175% commitment (subject to adjustment as described below) fee for any unused portion of the Facility.

              In connection with amending the Facility on April 8, 2005, we paid a one-time structuring fee of 0.25% of the increased available amount equal to $187,500, and a 0.375% renewal fee on the new total available for borrowing amount. In addition, the commitment fee required to be paid for any unused portion of the Facility was reduced to 0.11% until the earlier of (a) the date the total borrowings outstanding exceed $150.0 million or (b) October 3, 2005, after which the commitment fee will be 0.175%.

              As of September 22, 2005, the principal amount outstanding under the Facility was $38,000,000.

              We intend to continue borrowing under the Facility in the future and we may increase the size of the Facility or otherwise issue debt securities or other evidences of indebtedness following the consummation of this offering.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Ares Capital Management and Ares Administration, pursuant to the terms of the management agreement and the administration agreement. Each of our executive officers described under "Management" is an employee of Ares Administration and/or Ares Capital Management. Our day-to-day investment operations will be managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Including Michael J. Arougheti, our President who will also serve on Ares Capital Management's investment committee, Ares Capital Management has 12 investment professionals who focus on origination and transaction development and monitoring of our investments.

See "Management—Investment Advisory and Management Agreement." In addition, we will reimburse Ares Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. See "Management—Administration Agreement."

PROPERTIES

              Our administrative offices are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, telephone number (310) 201-4200; and our executive offices are located at 780 Third Avenue, 46th Floor, New York, New York 10017, telephone number (212) 750-7300. In conjunction with the management of Ares Capital, our investment adviser may lease additional office facilities in New York to facilitate origination and marketing activities for Ares Capital.

LEGAL PROCEEDINGS

              Neither we nor Ares Capital Management are currently subject to any material legal proceedings.

              Earlier this year, as part of an industry sweep, the SEC's Fort Worth District Office (the "District Office") conducted a limited scope examination of Ares Capital. As a result of this examination, by letter dated September 29, 2005, the District Office—while noting that the fees we have already paid to our investment adviser do not appear to exceed those allowable by law—raised issues regarding the clarity of our investment advisory and management agreement and certain aspects of our method of calculation of the capital gains portion of the incentive fee contained in that agreement.

              We believe that we intended to use the cumulative method to calculate the capital gains portion of the incentive fee. However, the District Office has raised issues regarding the clarity of our investment advisory and management agreement. In response our investment adviser has agreed that in calculating payments of the capital gains portion of the incentive fee we will use the method that results in the lowest incentive fee payment to the investment adviser until our next stockholder meeting, where we will seek the vote of our stockholders to clarify or amend and restate our investment advisory and management agreement to make our method of calculation clear. As a result, we have revised our incentive fee calculation examples contained under the caption "Examples of Quarterly Incentive Fee Calculation" to show examples that demonstrate both the cumulative and the period-to-period methods. As a result, the Company may pay our investment adviser less under our investment advisory and management agreement than it would have if we calculated using only one method. We do not expect that the resolution of this inquiry will result in a material adverse effect on us or our stockholders. See "Investment Advisory and Management Agreement—Management Fee."

PORTFOLIO COMPANIES

              Our investment adviser employs an investment rating system to categorize our investments. See "Business—Ongoing Relationships With and Monitoring of Portfolio Companies." We believe at as of June 30, 2005, the weighted average investment grade of the debt in our portfolio is 3.1. As of June 30, 2005, the weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.13% (computed as (a) the annual stated interest rate (or, in the case of equity securities, dividend rate) plus the annual amortization of loan, origination fees, original issue discount and market discount on accruing loans, debt and income producing equity securities) divided by (b) total loans, debt and income producing equity securities at value.

              The following table describes each of the businesses included in our portfolio and reflects data as of June 30, 2005. We own less than 15% of the equity of, and do not control any of, the businesses included in this portfolio. We offer to make significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies' board of directors.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest(1)	Maturity	% of Class Held(2)		Fair Value
Aircast, Inc. 92 River Road Summit, NJ 07901	Manufacturer of orthopedic braces, supports and vascular systems	Senior Secured Loan Junior Secured Term Loan	6.11% (Libor + 2.75%/Q) 10.36% (Libor + 7.00%/Q)	12/7/2010 6/7/2011	— —		$1,454,318.00 1,000,000.00
Arrow Group Industries, Inc. 1680 Route 23 North Wayne, NJ	Residential and outdoor shed manufacturer	Senior Secured Loan	8.49% (Libor + 5.00%/Q) 12.99% (Libor + 9.50%/Q)	4/1/2010 10/1/2010	— —		$6,120,000.00 6,000,000.00
Berkline/BenchCraft Holdings LLC One Berkline Drive Morristown, TN	Furniture manufacturer and distributor	Junior Secured Term Loan Common Unit Warrants Preferred Stock	11.02% (Libor + 8.00%/Q)	5/3/2012 3/26/2012	— 4.27 4.27	% %	$5,000,000.00 2,752,559.00 1,046,343.00
Canon Communications LLC 11444 W. Olympic Blvd. Los Angeles, CA 90064	Print publications services	Junior Secured Term Loan	10.99% (Libor + 7.50%/Q)	11/30/2011	—		$16,250,000.00
Diversified Collection Services, Inc. (DCS) 333 North Canyons Pkwy. Livermore, CA 94551	Collections Services	Senior Secured Loan Senior Secured Loan Senior Secured Loan Participating Preferred Stock	6.99% (Libor + 4.00%/Q) 9.00% (Base rate + 3.00%/Q) 8.99% (Libor + 6.00%/Q)	2/4/2011 2/4/2011 8/4/2011	— — — 0.60%		$6,743,333.00 128,333.00 8,500,000.00 295,270.00
Esselte Corporation	Office supply products manufacturer and distributor	Senior Notes	7.63%	3/15/2011	—		$12,786,049.00
FlexSol Packaging Corp. 1531 N.W. 12th Avenue Pompano Beach, FL 33069	Manufacturer of value-added plastic films and flexible packaging	Senior Secured Loan Junior Secured Term Loan	7.50% (Base rate + 1.75%/Q) 11.25% (Base rate + 5.50%/Q)	12/31/2012 12/31/2012	— —		$987,500.00 2,000,000.00
Foxe Basin CLO 2003, Ltd.	Collateralized debt obligation	Structured Finance Obligation Mandatorily Redeemable Preference Shares		12/15/2015	—		$2,927,555.00
The GSI Group, Inc.	Agricultural equipment manufacturer	Senior Notes Common Stock	12.00%	5/15/2013	— 1.49%		$10,000,000.00 750,000.00
HB&G Building Products P.O. Box 589 Troy, AL 36081	Synthetic and wood product manufacturer	Senior Subordinated Loan Common Stock Common Stock Warrants	10% cash, 5% PIK	3/7/2011 3/7/2013	— 2.40 3.90	% %	$8,296,744.00 752,888.00 652,503.00
Hudson Straits CLO 2004, Ltd.	Collateralized debt obligation	Structured Finance Obligation Mandatorily Redeemable Preference Shares		10/15/2016	—		$739,886.00
Mactec, Inc. 1105 Sanctuary Parkway, Suite 300 Alpharetta, GA 30004	Engineering and environmental consulting services	Common Stock			0.01%		$—
Mechanical Dynamics & Analysis (MD&A) 29 British American Blvd. Latham, NY 12110	Steam power generator repair	Senior Subordinated Loan Common Stock Warrants	13% cash, 5% PIK	3/29/2010 9/29/2013	— 3.60%		$10,964,177.00 889,891.00
Making Memories Wholesale, Inc. 1168 West 500 North Centerville, UT 84014	Scrapbooking branded products manufacturer	Senior Secured Loan Senior Secured Revolving Loan Senior Subordinated Loan Preferred Stock	7.19% (Libor + 4.00%/Q) NA 12% cash, 2.50% PIK 8.00%	3/31/2011 3/31/2011 5/6/2012	— — — 9.64%		$9,381,250.00 — 10,000,000.00 3,542,000.00	(3)

Miller Heiman, Inc. 10509 Professional Circle, Suite 100 Reno, NV 89521	Sales consulting services	Senior Secured Loan Senior Secured Loan Senior Secured Revolving Loan	6.86% (Libor + 3.75%/Q) 7.36% (Libor + 4.25%/Q) NA	6/1/2010 6/1/2012 6/1/2010	— — —		$4,918,326.00 4,078,773.00 —	(4)
MINCS-Glace Bay, Ltd.	Collateralized debt obligation	Structured Finance Obligation Floating Rate Third Priority Secured Notes (BBB rated)	6.63% (Libor + 5.00%/Q)	7/20/2014	—		$4,517,328.00
PHNS, Inc. 15851 Dallas Parkway, Suite 925 Addison, TX 75001	Information technology and business process outsourcing company	Senior Subordinated Loan	11.5% cash, 2.25% PIK	11/1/2011	—		$16,000,000.00
Qualitor, Inc. 24800 Denso Drive, Suite 255 Southfield, MI 48034	Supplier of aftermarket components for the automotive and truck industries	Senior Secured Loan Senior Secured Loan Junior Secured Term Loan	7.21% (Libor + 4.00%/M) 7.49% (Libor + 4.00%/M) 10.49% (Libor + 7.00%/M)	12/31/2011 12/31/2011 6/30/2012	— — —		$837,059.00 1,152,941.00 5,000,000.00
Reflexite Corporation 120 Darling Drive Avon, CT 06001	Developer and manufacturer of high visibility reflective products	Senior Subordinated Loan	11% cash, 3% PIK	12/30/2011	—		$10,151,485.00
Shoes For Crews, LLC 1400 Centerpark Blvd., Suite 310 West Palm Beach, FL 33401	Safety footwear and slip-resistant mats	Senior Secured Loan Senior Secured Loan Senior Secured Revolving Loan	7.17% (Libor + 3.50%/Q) 6.99% (Libor + 3.50%/Q) NA	7/6/2010 7/6/2010 7/6/2010	— — —		$1,575,127.00 54,315.00 (5)
Thermal Solutions LLC 94 Tide Mill Road Hampton, NH 03842	Thermal management and electronics packaging manufacturer	Senior Secured Loan Senior Subordinated Loan Preferred Stock Common Stock	8.62% (Libor +5.25%/Q) 11.5% cash, 2.75% PIK	3/27/2011 3/27/2012	— — 1.18 1.18	% %	5,991,176.00 3,021,083.00 294,000.00 6,000.00
Tumi Holdings, Inc. 1001 Durham Avenue South Plainfield, NJ 07080	Branded luggage designer, marketer and distributor	Senior Secured Loan Senior Secured Loan Senior Subordinated Loan	6.24% (Libor + 2.75%/Q) 6.34% (Libor + 3.25%/Q) 14.49% (Libor + 6.00%, 5.00% PIK/Q)	12/31/2012 12/31/2013 12/31/2014	— — —		$2,500,000.00 5,000,000.00 12,684,357.00
United Site Services, Inc. (USSI) 31 Middlesex Road, 2nd Floor Mansfield, MA 02048	Portable restroom and site services	Junior Secured Term Loan Senior Subordinated Loan Common Stock	11.38% (Libor + 8.00%/Q) 12% cash, 4% PIK	6/30/2010 12/18/2010	— — 1.80%		$10,000,000.00 8,743,435.00 1,353,851.00
Universal Trailer Corporation 11590 Century Blvd., Suite 103 Cincinnati, OH 45246	Livestock and specialty trailer manufacturer	Senior Secured Loan Senior Secured Loan Senior Subordinated Loan Senior Secured Revolving Loan Common Stock Common Stock Warrants	7.65% (Libor + 4.25%/M) 9.75% (Base rate + 3.50%/M) 13.50% NA	3/30/2007 3/30/2007 9/30/2008 3/30/2007 5/15/2012	— — — — 9.13 12.67	% %	$1,430,273.00 35,840.00 7,528,881.00 (6 6,424,645.00 1,505,776.00)
Varel Holdings, Inc. 1434 Patton Place, Suite 106 Carrollton, TX 75007	Drill bit manufacturer	Senior Secured Loan Senior Secured Loan Senior Secured Loan Senior Secured Revolving Loan Preferred Stock Common Stock	8.75% (Base rate + 2.75%/Q) 7.40% (Libor + 4.00%/Q) 11.40% (Libor + 8.00%/Q) NA 8.00%	12/1/2010 12/1/2010 12/1/2011 12/1/2010	— — — — 3.24 2.53	% %	$6,666,667.00 2,500,000.00 3,333,333.00 — 1,006,362.00 3,045.00	(7)
WCA Waste Systems, Inc. One Riverway, Suite 1400 Houston, TX 77056	Waste management services	Junior Secured Loan	9.49% (Libor + 6.00%/Q)	10/28/2011	—		$25,000,000.00
York Label Holdings, Inc. 405 Willow Springs Lane York, PA 17402	Consumer product labels	Senior Subordinated Loan Preferred Stock Common Stock Warrants	10% cash, 4% PIK 10%	2/16/2010 9/16/2012	— 5.83 9.75	% %	$10,144,238.00 3,558,883.00 5,320,408.00
							$302,298,206.00

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset quarterly (Q) or monthly (M). For each such loan, we have provided the current interest rate in effect at June 30, 2005.

(2)
Percentages shown for warrants and convertible preferred stock held represent the percentage of common stock we may own, on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
Total commitment of $500,000 unfunded as of June 30, 2005.

(4)
Total commitment of $1,057,704.50 unfunded as of June 30, 2005.

(5)
Total commitment of $6,666,666 unfunded as of June 30, 2005.

(6)
Total commitment of $5,000,000 unfunded as of June 30, 2005.

(7)
Total commitment of $3,333,333 unfunded as of June 30, 2005.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of June 30, 2005.

Making Memories Wholesale, Inc.

              Making Memories Wholesale, Inc. ("Making Memories") is a leading marketer of branded consumer products for the scrapbooking industry. Making Memories is a design leader that is well regarded for products that include embellishments, stickers, rub-ons, stamps, paint, paper and cardstock, albums, kits, storage solutions, and idea books.

Tumi Holdings, Inc.

              Tumi Holdings, Inc. ("Tumi") is a leading branded consumer products company operating in the high-end/performance luggage sector. Tumi markets its products to a loyal customer base of affluent, sophisticated professionals and frequent travelers who are highly brand-conscious and value the functionality, durability and contemporary design of Tumi products.

United Site Services, Inc.

              United Site Services, Inc. ("USS") is a national provider of portable restroom and site services. The Company purchases, rents and services portable restrooms to a diverse mix of residential and commercial construction contractors, special event planners, government agencies and other commercial and individual customers. USS is a national portable restroom services business and a consolidator of sub-scale operators around the U.S.

WCA Waste Systems, Inc.

              WCA Waste Systems, Inc. ("WCA") is a non-hazardous solid waste management company providing collection, transfer, and disposal services for approximately 150,000 commercial, industrial and residential customers in eight states in the South and Central regions of the U.S. WCA owns and operates collection operations, transfer stations, municipal solid waste (MSW) landfills, and construction and demolition debris landfills, and material recovery facilities.

York Label Holdings, Inc.

              York Label Holdings, Inc. ("York") was founded in 1947 and is a supplier of high-end pressure sensitive label solutions, operating one of the largest flexographic label printing facilities in North America. York's strategy is to be a leading supplier of pressure sensitive labels in end-use markets that are growing rapidly, demand high impact graphics, or require technically challenging solutions. Some of these end-use markets include consumer products, health & beauty aids, security, pharmaceuticals and direct mail. York's customers include many Fortune 500 companies.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, three of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

              Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

              Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Robert L. Rosen	58	Director	2004	2006
Bennett Rosenthal	42	Chairman and Director	2004	2006
Independent Directors
Douglas E. Coltharp	44	Director	2004	2008
Frank E. O'Bryan	72	Director	2005	2007
Eric B. Siegel	47	Director	2004	2007

              The address for each director is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Executive officers who are not directors

              Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Michael J. Arougheti	32	President
Daniel F. Nguyen	33	Chief Financial Officer
Kevin A. Frankel	43	Chief Compliance Officer and Secretary
Merritt S. Hooper	44	Vice President of Investor Relations and Treasurer

              The address for each executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Biographical information

Directors

              Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

              Douglas E. Coltharp—Mr. Coltharp joined Saks Incorporated as Executive Vice President and Chief Financial Officer in November 1996. Saks Incorporated (NYSE "SKS") is comprised of two business segments, Saks Department Store Group, which operates 182 department stores under various nameplates and Saks Fifth Avenue Enterprises, which operates Saks Fifth Avenue luxury department stores (56 stores) and Off 5th Saks Fifth Avenue Outlet (50 stores). Prior to joining Saks Incorporated Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the Boards of Directors of Stratus Technologies, Inc. and Under Armour, Inc.

              Frank E. O'Bryan—Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004 when the company was sold to General Electric Corporation. Prior to that, Mr. O'Bryan served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981, when it was sold to American Express. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. and as a Director of Shearson American Express from 1981 to 1985, when he resigned, re-acquired the escrow division and changed its name to Spring Mountain Escrow Corporation. In 1997 Mr. O'Bryan contributed Spring Mountain Escrow Corporation to an entity of investors that acquired Weyerhaeuser Mortgage Corp. (renamed WMC Mortgage Corp.), where he served as Chairman of the Board from 1997 to 2003. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Since 2003 he has been a Director of Standard Pacific Corporation and a Director of Farmers & Merchants Bank since 2004. Mr. O'Bryan is a past member of the board of directors of both Damon Corporation and Grubb & Ellis.

              Eric B. Siegel—Since 1995, Mr. Siegel has been an independent business consultant providing advice principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is a Director and Chairman of the Executive Committee of El Paso Electric Company, an NYSE publicly traded utility company. Mr. Siegel is a member of the Board of Directors of Kerzner International Limited, an NYSE publicly traded company that develops and operates destination casino resorts, luxury resort hotels and gaming properties worldwide. He is the Chairman of the Audit and Compensation Committees at Kerzner International. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, where he also serves as Finance Chair, a member of the Board of Directors and Treasurer of the Friends of the Los Angeles Free Clinic and a board member and Vice-President, Finance, of Reprise! Broadway's Best, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree Summa Cum Laude and law degree Order of the Coif from the University of California at Los Angeles.

Interested directors

              Robert L. Rosen—Mr. Rosen is managing partner of RLR Capital Partners and RLR Focus Fund which invests principally in the securities of publicly traded North American companies. Mr. Rosen served until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 1989 to 1993 Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Ares Management is in discussions with Mr. Rosen regarding expanding his relationship with Ares Management. If those discussions bear fruit, Mr. Rosen may no longer be considered an "independent" director of Ares Capital. As a result, in an abundance of caution, we are treating Mr. Rosen as an "interested person" of the Company as defined in section 2(a)(19) of the 1940 Act.

              Bennett Rosenthal—Mr. Rosenthal is a founding member of Ares and functions as a Senior Partner in the Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Since 1998, Mr. Rosenthal has also overseen all of Ares' mezzanine debt investments. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. His transaction experience is both acquisition and non-acquisition related across a broad range of industries including retail, telecommunications, media, healthcare, financial services and consumer products. Mr. Rosenthal is a member of the following Boards of Directors: Douglas Dynamics, LLC, MF Acquisition Corporation (Maidenform), Marietta Corporation and National Bedding Company LLC. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Bennett Rosenthal is an "interested person" of the Company as defined in section 2(a)(19) of the 1940 Act because he is on the investment committee of Ares Capital Management, the Company's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management, LLC, the managing member of the investment adviser.

Executive officers who are not directors

              Michael J. Arougheti—Mr. Arougheti joined Ares in May 2004. Prior to that time, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity, and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University.

              Daniel F. Nguyen—Mr. Nguyen joined Ares in August 2000 and is currently its Chief Financial Officer. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received his MBA in Global Business from Pepperdine University's Graziadio School of Business and Management.

Mr. Nguyen also studied European business environment at Oxford University in England as part of the MBA curriculum. Mr. Nguyen is a Certified Public Accountant.

              Kevin A. Frankel—Mr. Frankel joined Ares as General Counsel in April 2003. From 2000 to 2002, Mr. Frankel was with RiverOne, Inc., a company providing supply chain management software and services, most recently as Senior Vice President—Business Development and General Counsel. From 1995 to 2000, Mr. Frankel was with Aurora National Life Assurance Company, most recently as Senior Vice President-Operations and General Counsel. From 1986-1995, Mr. Frankel was with the law firm of Irell & Manella, most recently as a partner, resident in its corporate securities group and specializing in mergers and acquisitions. Mr. Frankel received his JD in 1986 from the UCLA School of Law, where he was awarded a John M. Olin Fellowship in Law and Economics for academic achievement and graduated Order of the Coif. He received his BA from UCLA in 1983.

              Merritt S. Hooper—Ms. Hooper is a founding investment professional of Ares and functions as the Director of Investor Relations for all Ares funds as well as a senior investment analyst in the Capital Markets Group. Prior to Ares, Ms. Hooper was associated with Lion Advisors (an affiliate of Apollo Advisors) from 1991 to 1997 and worked as a senior credit analyst participating in both portfolio management and strategy. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles (UCLA) with a BA in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Bennett Rosenthal	42	Chairman and Director of the Company, Member of Investment Committee
Antony P. Ressler	44	Member of Investment Committee
John Kissick	63	Member of Investment Committee
David Sachs	46	Member of Investment Committee
Michael J. Arougheti	32	President of the Company, Member of Investment Committee

              The address for each member of Ares Capital Management's investment committee is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Members of Ares Capital Management's investment committee who are not directors or officers of the Company

              John Kissick—Mr. Kissick is a founding member of Ares and functions as a Senior Partner in the Private Equity Group as well as a Senior Advisor to all funds in Ares' Capital Markets Group. Mr. Kissick also serves on the Investment Committee on all Ares funds. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Together with Mr. Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors. L.P. from 1990 until 2002, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert, where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Graduate School of Business and the Fulfillment Fund which helps economically disadvantaged kids graduate from high school and college through mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              Antony P. Ressler—Mr. Ressler is a founding member of Ares and functions as a Senior Partner in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Mr. Ressler also serves on the Investment Committee on all Ares funds. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler serves on several boards of directors including Allied Waste Industries, Inc., Samsonite Corporation and several private companies. Mr. Ressler also serves on the Boards of Directors of the Alliance for College Ready Public Schools and the Los Angeles County Museum of Art, as well as the Board of Trustees of the Center for Early Education. Mr. Ressler is also one of the founding members of the Board of Directors of the Painted Turtle Camp, created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

              David Sachs—Mr. Sachs is a founding member of Ares and functions as Co-Portfolio Manager of the Capital Markets Group and serves as an Investment Committee member on all Ares funds. From 1994 until 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the mezzanine debt and private equity markets for middle market companies. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset- liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

OTHER INVESTMENT PROFESSIONALS

              Eric B. Beckman—Mr. Beckman joined Ares in 1998 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group of Ares Management LLC and a member of its Investment Committee, and as a member of the team responsible for Ares' mezzanine debt investments. While at Ares, he has had responsibility for originating, structuring and managing investments in mezzanine debt, private equity and distressed debt across a number of industries in middle market companies. Prior to joining Ares, Mr. Beckman was a member of the Leveraged Finance Group of Goldman, Sachs & Co. While at Goldman Sachs, he was involved in executing leveraged loan and high yield bond offerings, in raising and managing a dedicated fund providing subordinated bridge loans, and in certain restructuring advisory and distressed lending activities. Mr. Beckman is the Co-Chair of the Los Angeles Advisory Board of the Posse Foundation and a member of the Steering Committee for the Cedars-Sinai Medical Center Sports Spectacular. Mr. Beckman graduated summa cum laude from Cornell University with a BA in Political Theory and Economics, and was elected to Phi Beta Kappa. He received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

              R. Kipp deVeer—Mr. deVeer joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares Mr. deVeer was a partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from the merchant banking group of Indosuez Capital. At RBC Capital Partners and Indosuez Capital, Mr. deVeer was responsible for originating, structuring, and executing senior and subordinated debt investments in middle market buyouts and acquisitions. In addition, Mr. deVeer was responsible for investing the firm's capital in private equity transactions. Previously, Mr. deVeer worked at J.P. Morgan & Co., both in a Special Investment Fund of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from Stanford University's Graduate School of Business.

              Mitch Goldstein—Mr. Goldstein joined Ares in May 2005 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings and capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of its merger with Donaldson Lufkin and Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust, where he was responsible for financing and advising clients in various industries including media and telecommunications, consumer products, automotive and healthcare. Mr. Goldstein began his career as a CPA at Ernst & Young. Mr. Goldstein graduated summa cum laude from SUNY Binghamton with a BS in Accounting and received an MBA from Columbia Business School.

              Michael L. Smith—Mr. Smith joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares, Mr. Smith was a partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the merchant banking group. At RBC Capital Partners and Indosuez Capital, Mr. Smith was responsible for originating and executing senior debt and mezzanine financings for middle market leveraged buyouts and recapitalizations. In addition, Mr. Smith was responsible for investing the firm's capital in private equity transactions. Previously, Mr. Smith worked at Kenter, Glastris & Company, a private equity investment firm specializing in leveraged management buyouts and at Salomon Brothers Inc., in their Capital Markets and Financial Institutions Group. Mr. Smith received a Masters in Management from the J.L. Kellogg Graduate School of Management and a B.S. in Business Administration, cum laude, from the University of Notre Dame.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

              The members of the audit committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating committee

              The members of the nominating committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ National Market corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

              The nomination committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (i) 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation committee

              We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Meetings

              Our board of directors held seven formal meetings during 2004. The audit committee held four formal meetings during 2004, and the nominating committee held one formal meeting during 2004.

COMPENSATION TABLE

              The following table shows information regarding the compensation anticipated to be received by the directors for the fiscal year ending December 31, 2005. No compensation is paid to directors who are "interested persons."

Name	Aggregate compensation from Ares Capital(1)(3)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from Ares Capital paid to director
Independent directors
Douglas E. Coltharp	$90,500	None	$90,500
Frank E. O'Bryan	$30,016	None	$30,016
Eric B. Siegel	$87,500	None	$87,500
Interested directors
Robert L. Rosen	$83,500	None	$83,500
Bennett Rosenthal	None	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)
Since we have not yet completed our first full year since our organization, aggregate compensation information is furnished for the current fiscal year ending December 31, 2005 and includes estimated future payments. For the fiscal year ended December 31, 2004, Mr. O'Bryan received no compensation, Mr. Coltharp received aggregate compensation in the amount of $40,829, Mr. Rosen received aggregate compensation in the amount of $39,253 (for his services prior to the time he became an interested director), and Mr. Siegel received aggregate compensation in the amount of $39,884.

              The independent directors receive an annual fee of $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

PORTFOLIO MANAGERS

              The following individuals function as portfolio managers primarily responsible for the day-to-day management of the Company's portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President of the Company, Member of Investment Committee	1	Mr. Arougheti joined Ares in May 2004 as President of the Company. Prior to that time, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group.
Eric B. Beckman	Managing Director in Private Debt Group	7	Mr. Beckman joined Ares in 1998 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group of Ares Management LLC and a member of its Investment Committee, and as a member of the team responsible for Ares' mezzanine debt investments.
R. Kipp deVeer	Managing Director in Private Debt Group	1	Mr. deVeer joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares Mr. deVeer was a Partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from the merchant banking group of Indosuez Capital. From 1998 to 2001, Mr. deVeer was with Indosuez Capital, most recently as a Vice President.

Mitch Goldstein	Managing Director in Private Debt Group	0.5	Mr. Goldstein joined Ares in May 2005 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. Mr. Goldstein joined CSFB in 2000 at the completion of its merger with Donaldson Lufkin and Jenrette.
Michael L. Smith	Managing Director in Private Debt Group	1	Mr. Smith joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares, Mr. Smith was a Partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the merchant banking group. From 1998 to 2001, Mr. Smith was with Indosuez Capital, most recently as a Vice President.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account.

              Each of the individuals listed above is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as our President, spends a greater amount of his time on corporate and administrative activities in his role as an officer.

              As of September 22, 2005, each portfolio manager identified above is a full-time employee of Ares Capital Management LLC and receives a fixed salary for the services he provides to the Company. Each will also receive an annual amount that is equal to a fixed percentage of any incentive fee received by Ares Capital Management LLC from the Company for a fiscal year. None of the portfolio managers receives any direct compensation from the Company.

              The following table sets forth the dollar range of common stock of the Company beneficially owned by each of the portfolio managers described above as of September 22, 2005.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Manager(1)
Michael J. Arougheti	None
Eric Beckman	None
R. Kipp deVeer	None
Mitch Goldstein	None
Michael L. Smith	None

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

              Ares Capital Management serves as our investment adviser. Ares Capital Management is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of an investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  determines the securities and other assets that we purchase, retain or sell.

              Ares Capital Management's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management fee

              Pursuant to the investment advisory and management agreement, we pay Ares Capital Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

              The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). The base management fee is payable quarterly in arrears. Until January 1, 2005, the base management fee was calculated based on the initial value of our total assets after giving effect to the purchase of the October Portfolio (other than cash or cash equivalents but including assets purchased with borrowed funds). Subsequently, the base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

              The incentive fee has the following two parts:

              One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a fixed "hurdle rate" of 2.00% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We will pay Ares Capital Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year.

              Earlier this year, as part of an industry sweep, the District Office conducted a limited scope examination of Ares Capital. As a result of this examination, by letter dated September 29, 2005, the District Office—while noting that the fees we have already paid to our investment adviser do not appear to exceed those allowable by law—raised issues regarding the clarity of our investment advisory and management agreement and certain aspects of our method of calculation of the capital gains portion of the incentive fee contained in that agreement.

              The District Office's letter noted that the Chief Accountant's Office of the Division of Investment Management has interpreted the language in Section 205(b)(3) (A) of the Investment Advisers Act of 1940 to generally allow two basic methodologies for calculating the capital gains portion of the incentive fee. The first, called the "period-to-period" method, bases the capital gains fee on realized capital gains net realized capital losses over a specified period (e.g., one year) reduced by the amount of unrealized depreciation over the same period. Under the period-to-period method, the calculation of unrealized depreciation of each portfolio security over the period must be based upon the market value at the end of the period compared to the market value at the beginning of the period. The second, called the "cumulative" method, bases the capital gains fee on the cumulative net realized capital gains less unrealized depreciation as of the date of the calculation, less the amount of fees paid to the adviser to date. Under the cumulative method, the calculation of unrealized depreciation of each portfolio security must be based upon the market value as of each security as of the date of such calculation compared to its adjusted cost.

              In response to the District Office's letter, we have revised our incentive fee calculation examples contained under the caption "Examples of Quarterly Incentive Fee Calculation" to show examples that demonstrate both the cumulative and the period-to-period methods. We believe that we intended to use the cumulative method to calculate the capital gains portion of the incentive fee. However, the District Office has raised issues regarding the clarity of our investment advisory and management agreement. In response our investment adviser has agreed that in calculating payments of the capital gains portion of the incentive fee we will use the calculation that results in the lowest incentive fee payment to the investment adviser until our next stockholder meeting, where we will seek the vote of our stockholders to clarify or amend and restate our investment advisory and management agreement to make our method of calculation clear. As a result, the Company may pay our investment adviser less under our investment advisory and management agreement than it would have if we calculated using only one method. We do not expect that the resolution of this inquiry will result in a material adverse effect on us or our stockholders.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

• Hurdle rate(2) = 2.00%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%

              Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.125% - 2.00%)) + 0%
	=	100% × 0.125%
	=	0.125%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.50% - 2.00%)) + (20% × (2.925% - 2.50%))
	=	0.50% + (20% × 0.425%)
	=	0.50% + 0.085%
	=	0.585%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents 8.0% annualized hurdle rate.

(3)
Represents 1.5% annualized management fee.

(4)
Excludes offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

    •
    Year 1: None

    •
    Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

    •
    Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    •
    Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains fee paid in Year 2)

The capital gains portion of the incentive fee, if any, calculated under the period-to-period method would be:

    •
    Year 1: None

    •
    Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

    •
    Year 3: None

    •
    Year 4: $200,000 (20% multiplied by $1 million realized capital gains on sale of investment B)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

    •
    Year 1: None

    •
    Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

    •
    Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains fee paid in Year 2))

    •
    Year 4: None

    •
    Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3))

The capital gains portion of the incentive fee, if any, calculated under the period-to-period method would be:

    •
    Year 1: None

    •
    Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

    •
    Year 3: $1 million (20% multiplied by $5 million realized capital gains on Investment C)

    •
    Year 4: None

    •
    Year 5: None

Payment of our expenses

              All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Ares Capital Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Ares Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs.

Duration and termination

              The investment advisory and management agreement was approved by our board of directors on September 8, 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other. See "Risk Factors—Risks Relating to our Business—We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals."

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital Management's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

Organization of the investment adviser

              Ares Capital Management LLC is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Board approval of the Investment Advisory and Management Agreement

              On September 8, 2004, our board of directors approved the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors reviewed a significant amount of information and considered a number of factors, including:

  •
  our investment objectives;

  •
  the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;

  •
  the investment selection process to be employed by our investment adviser, including the flow of transaction opportunities resulting from Ares Capital Management's investment professionals' significant capital markets, trading and research expertise, the employment of Ares Capital Management's investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies;

  •
  our investment adviser's personnel and their prior experience in connection with the types of investments proposed to be made by us, including such personnel's network of relationships with intermediaries focused on middle market companies;

  •
  comparative data with respect to management fees and incentive fees of other business development companies with similar investment objectives;

  •
  the other terms and conditions of the investment advisory and management agreement;

  •
  the administrative services that the Administrator will provide to us at cost;

  •
  our projected operating expenses and expense ratio compared to other business development companies with similar investment objectives;

  •
  historical performance information concerning affiliates of our investment adviser that manage other accounts;

  •
  our investment adviser's estimated pro forma profitability with respect to managing us;

  •
  the limited potential for additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser;

  •
  the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and mezzanine debt and whether such limited economies of scale would benefit our stockholders; and

  •
  the difficulty of obtaining similar services from other third party service providers or through an internally managed structure.

              In addition, our board of directors considered the interests of senior management described in "Certain Relationships" and concluded that the judgment and performance of our senior management will not be impaired by those interests. Because we were newly formed at the time the board of directors approved the investment advisory contract, the board of directors was unable to consider our prior investment performance. Our investment adviser does not manage any other accounts.

              Based on the information reviewed and the discussions, the board of directors (including a majority of the non-interested directors) concluded that the investment advisory and management fee rates are reasonable in relation to the services to be provided.

              In view of the wide variety of factors that our board considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board. Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors, though the following factors, among others, served as the basis for its determination: (i) that the fees to be paid under the investment advisory and management agreement are generally less than those payable under agreements of comparable business development companies described in the market data then available; (ii) that our expected expenses as a percentage of net assets attributable to common stock are generally less than most typically incurred by comparable business development companies described in the market data then available; (iii) that the substantive terms of the investment advisory management agreement, including the services to be provided, are generally the same as those of comparable business development companies described in the market data then available; (iv) that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days' written notice to the investment adviser; (v) that our investment adviser is served by a dedicated origination team of investment professionals, and that these investment professionals have historically focused on investments in middle market companies and have developed an investment process and an extensive network of relationships with intermediaries focused on middle market companies, which experience and relationships coincide with our investment objectives and generally equals or exceeds that of the management teams of other comparable business development companies described in the market data then available; (vi) that the Administrator will provide certain administrative services to us at cost; (vii) that the investment adviser's pro forma profitability with respect to managing us was generally less than the profitability of investment advisers managing comparable business development companies described in the market data then available, and that there is limited potential for additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; (viii) that there is limited potential for economies of scale that would inure to the benefit of shareholders given the nature of our investment portfolio; and (ix) that it would be difficult to obtain similar services from other third party services providers or through an internally managed structure.

              The investment advisory and management agreement was approved by our sole stockholder on September 8, 2004.

ADMINISTRATION AGREEMENT

              Pursuant to a separate administration agreement, Ares Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Ares Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. Under the administration agreement, Ares Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Administration, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Administration's services under the administration agreement or otherwise as administrator for Ares Capital.

CERTAIN RELATIONSHIPS

              We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management LLC, an entity in which our senior management and our chairman of the board has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with Ares Management LLC that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management LLC. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meet our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Pursuant to the terms of the administration agreement, Ares Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Ares Management LLC is the sole member of and controls Ares Administration.

              We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name, for so long as Ares Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

              In connection with our initial public offering, our investment adviser paid to underwriters, on our behalf, an additional sales load of $2,475,000. This amount accrues interest at a variable rate that adjusts quarterly equal to the three-month LIBOR plus 2.00% per annum. As of January 31, 2005, three-month LIBOR was approximately 2.75%. We are obligated to repay this amount, together with accrued interest upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar quarter period ending on or after October 8, 2005, the sum of (i) our aggregate distributions to our stockholders and (ii) our change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon our liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount.

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              As of October 10, 2005, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

              The following table sets forth, as of October 10, 2005, certain ownership information with respect to our common stock for those persons known to us who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Beneficial Ownership(1)
Name and address	Shares owned	Percentage

All officers and directors as a group (9 persons)(2)(3)	—	—%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Securities and Exchange Commission and other information obtained from such persons. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each beneficial owner set forth in the table has sole voting and investment power. Applicable percentages are based on 23,409,484 shares outstanding on October 10, 2005.

(2)
Ares Partners Management Company LLC and its wholly-owned subsidiary, Ares Management, Inc., the manager of Ares Management LLC, are the only members of Ares Management LLC. Bennett Rosenthal is a member of Ares Partners Management Company LLC. Under applicable law, Mr. Rosenthal and his spouse may be deemed to be beneficial owners of 666,667 shares of our common stock owned of record by Ares Capital Management LLC by virtue of such status. Each of Mr. Rosenthal and his spouse disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Capital Management LLC, except to the extent of their indirect pecuniary interest therein.

(3)
The address for all officers and directors is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

              The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Ares Capital(1)
Independent Directors
Douglas E. Coltharp	none
Frank E. O'Bryan	none
Eric B. Siegel	none
Interested Directors
Robert L. Rosen	none
Bennett Rosenthal	none

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $50,001-$1,000,000 or over $1,000,000.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt in our portfolio generally correspond to cost but are subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment is valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value is then discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions will then be documented and discussed with our senior management.

  •
  The audit committee of our board of directors will review these preliminary valuations. Where appropriate, the committee may utilize an independent valuation firm selected by the board of directors.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and audit committee and, where appropriate, an independent valuation firm.

              The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Computershare Trust Company, Inc., the plan administrator and an affiliate of our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our obligations under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share brokerage commission from the proceeds.

              Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

              Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.computershare.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at 2 N. LaSalle Street, Chicago, IL 60602 or by calling the plan administrator's hotline at 1-877-292-9685.

              The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 2 N. LaSalle Street, Chicago, IL 60602 or by telephone at (312) 588-4993.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

  •
  a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

              A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

    ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, an amount equal to at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, reduced by deductible expenses (the "Annual Distribution Requirement"). See "Risk Factors—We will be subject to corporate-level income tax if we are unable to qualify as a RIC."

    TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

              To qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

    •
    at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (v) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

              Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See "Taxation as a RIC" above.

              Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

              We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Indebtedness and Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              We are obligated to repay the amount of the additional sales load paid in connection with our initial public offering to underwriters by our investment adviser on our behalf, together with accrued interest, upon the occurrence of one or more of the following events on or before October 8, 2007: (a) if during any four calendar quarter period ending on or after the one year anniversary of the closing of the offering, the sum of (i) our aggregate distributions to our stockholders and (ii) our change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon our liquidation. If one or more of the above events does not occur on or before October 8, 2007, we will not be obligated to repay this amount. Because this obligation to our investment adviser does not have a fixed maturity date and we will not be obligated to repay this obligation under certain circumstances, it may be treated as an equity investment rather than debt for federal income tax purposes. If a distribution by a corporation on equity is viewed as preferential for federal income tax purposes, it will not qualify for purposes of the Annual Distribution Requirement and may cause other dividend distributions by the corporation not to satisfy this requirement, which may cause the corporation not to be treated as a RIC. A distribution is not viewed as preferential if it is made pursuant to the RIC's organizing documents. Organizing documents are documents that fix the rights and obligations between a RIC and its shareholders and that are approved by a majority of the RIC's board of directors. We believe that the agreement providing for the repayment of our obligation to our investment adviser, which has been approved by a majority of our board of directors, will be viewed as an organizing document, and therefore, even if this obligation were treated as an equity investment, the payments to the investment adviser in respect of such obligation will not be viewed as preferential and will satisfy the Annual Distribution Requirement.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See "Election to be Taxed as a RIC" and "Risk Factors—We will be subject to corporate-level income tax if we are unable to qualify as a RIC."

              The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

    TAXATION OF U.S. STOCKHOLDERS

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses, reduced by deductible expenses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains, at a maximum rate of 15% in the case of non-corporate U.S. stockholders, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

              Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

              A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

              We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. The Company's ordinary income dividends, but not capital gains dividends, to corporate stockholders, may, if certain conditions are met, qualify for the 70% dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

              We may be required to withhold U.S. federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

              Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. The American Jobs Creation Act of 2004 (the "2004 Tax Act") imposes significant monetary penalties for failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

    TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

              Distributions of our "investment company taxable income" to Non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

              Under the 2004 Tax Act, "interest-related dividends" and "short-term capital gain dividends" paid to our Non-U.S. stockholders will not be subject to withholding of U.S. federal income tax if the requirements below are satisfied. The amount of "interest-related dividends" that we may pay each year is limited to the amount of "qualified interest income" that we receive during that year, less the amount of our expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer, interest paid on deposits with U.S. banks and any "interest-related dividends" from another RIC. The exemption from withholding tax on "interest-related dividends", however, does not apply to distributions to a Non-U.S. stockholder (i) that has not complied with applicable certification requirements, (ii) of interest on an obligation issued by the Non-U.S. stockholder or by an issuer of which the Non-U.S. stockholder is a 10% shareholder, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) of interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a controlled foreign corporation. The amount of "short-term capital gain dividends" that we may pay each year generally is limited to the excess of our net short-term capital gains over our net long-term capital losses, without any reduction for our expenses allocable to such gains. The exemption from U.S. tax on "short-term capital gain dividends", however, does not apply with respect to an individual Non-U.S. stockholder who is present in the United States for 183 days or more during the taxable year of the distribution. If our income for a taxable year includes "qualified interest income" or net short-term capital gains, we intend to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. stockholders not later than 60 days after the close of our taxable year. These provisions apply to dividends paid with respect to taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid with respect to taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration.

              Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

              If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

              Accordingly, investment in our shares may not be appropriate for a Non-U.S. stockholder.

              A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

    FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock is quoted on The NASDAQ National Market under the symbol "ARCC." On September 22, 2005, the last reported sales price of our common stock on The NASDAQ National Market was $16.23 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Ares Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of October 10, 2005:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	100,000,000	—	23,409,484

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

              Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

              Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

              Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply.

Control share acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

              We are a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in general. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

              Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    •
    does not have any class of securities with respect to which a broker or dealer may extend margin credit;

    •
    is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

    •
    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

              Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Exchange Act expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt would qualify as an eligible portfolio company.

              We believe that the senior loans and mezzanine investments that we propose to acquire should constitute qualifying assets because the privately held issuers will not, at the time of our investment, have outstanding marginable securities for the reasons set forth in this paragraph. First, we expect to make a large portion of our investments in companies that, to the extent they have any outstanding debt, have issued such debt on terms and in circumstances such that such debt should not, under existing legal precedent, be "securities" under the Exchange Act and therefore should not be deemed marginable securities under Regulation T. Second, we believe that, should a different position be taken such that those investments may be securities, they should still not be marginable securities. In particular, debt that does not trade in a public secondary market or is not rated investment grade is generally not a margin eligible security under the rules established by the self-regulatory organizations, including the New York Stock Exchange and National Association of Securities Dealers, that govern the terms on which broker-dealers may extend margin credit. Unless the questions raised by the amendments to Regulation T have been addressed by legislative, administrative or judicial action that contradicts our interpretation, we intend to treat as qualifying assets only those senior loans and mezzanine investments that, at the time of our investment, are issued by an issuer that does not have outstanding a class of margin eligible securities. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a company that has no margin eligible securities outstanding at the time we purchase such securities.

              If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a BDC or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. See "Risk Factors—Any failure on our part to maintain our status as a BDC would reduce our operating flexibility." Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See "Risk Factors—Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business."

              On November 1, 2004, the Securities and Exchange Commission proposed for comment two new rules under the Investment Company Act of 1940 that are designed to realign the definition of eligible portfolio company set forth under the Investment Company Act of 1940, and the investment activities of BDCs, with their original purpose by (1) defining eligible portfolio company with reference to whether an issuer has any class of securities listed on a national securities exchange or on an automated interdealer quotation system of a national securities association ("NASDAQ") and (2) permitting BDCs to make certain additional ("follow-on") investments in those issuers even after they list their securities on a national securities exchange or on NASDAQ. The proposed rules are intended to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially troubled companies. We cannot assure you that these rules, or related rules arising out of the comment process, will be approved by the Securities and Exchange Commission.

              Until the SEC or its staff has issued final rules with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Ares Capital invests in securities that do not generally entitle it to voting rights in its portfolio companies. When Ares Capital does have voting rights, it delegates the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consults with each other and other investment professionals of Ares, taking into account the interests of Ares Capital and its investors as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Ares Capital or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

          Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

          Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

          Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

          Proposals Affecting Shareholder Rights:    We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

          Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

          Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

          Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

          Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

          Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

              We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

              We will be periodically examined by the SEC for compliance with the 1940 Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Ares Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Co-investment

              We cannot invest in any portfolio company in which any of the funds managed by Ares currently has an investment (although we may co-invest on a concurrent basis with other funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ National Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ National Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

              Upon completion of this offering, 37,909,484 shares of our common stock will be outstanding, assuming no exercise of the underwriters' overallotment option. Of these shares, 37,842,717 shares of our common stock will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates in the offering. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Investor Services, LLC will act as our transfer agent, dividend paying agent and registrar. The principal business address of Computershare is 2 N. LaSalle Street Chicago, IL 60602, telephone number: (312) 588-4993.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Ares Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Ares Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Ares Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

              We intend to offer the shares through the underwriters named below. Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Jefferies & Company, Inc. and Legg Mason Wood Walker, Incorporated are acting as representatives of the underwriters. Subject to the terms and conditions described in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
J.P. Morgan Securities Inc.
Wachovia Capital Markets, LLC
Jefferies & Company, Inc.
Legg Mason Wood Walker, Incorporated

Total

              The underwriters have agreed that they must purchase all of the shares sold under the purchase agreement if they purchase any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters' overallotment option described below. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

              We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

              The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

              The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $      per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $      per share to other dealers. After the public offering, the public offering price, concession and discount may be changed.

              The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters' overallotment option to purchase up to an additional                 shares.

	No exercise	Full exercise
Per share	$	$
Total	$	$

              We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $                .

Overallotment Option

              We have granted an option to the underwriters to purchase up to 2,175,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

              We, our executive officers and directors and Ares Capital Management have agreed, with exceptions, not to sell or transfer any common stock for 90 days after the date of this prospectus without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

              This lockup provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

Quotation on the NASDAQ National Market

              Our common stock is quoted on The NASDAQ National Market under the symbol "ARCC."

Price Stabilization and Short Positions

              Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

              If the underwriters create a short position in the common stock in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all of part of the overallotment option described above. Purchases of the common stock to stabilize its price or to reduce a short position may cause the price of the common stock to be higher than it might be in the absence of such purchases.

              Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the representatives makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Internet Distribution

              Merrill Lynch will be facilitating Internet distribution for this offering to certain of its Internet subscription customers. Merrill Lynch intends to allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet Web site maintained by Merrill Lynch. Other than the prospectus in electronic format, the information on the Merrill Lynch Web site is not part of this prospectus.

Other Relationships

              Certain of the underwriters and their affiliates have provided in the past to Ares and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares, Ares Capital or our portfolio companies for which they will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our portfolio companies.

              Affiliates of certain of the underwriters are limited partners in various Ares private investment funds. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated are limited partners of ACOF.

              The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of the portfolio companies.

              We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

              After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to Ares, Ares Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Ares Capital to our stockholders.

              Each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Jefferies & Company, Inc. was an underwriter of our October 2004 initial public offering and our March 2005 common stock offering, for which it received customary fees. Legg Mason Wood Walker, Incorporated was an underwriter of our March 2005 common stock offering, for which it received customary fees. Wachovia Capital Markets, LLC is the administrative agent and a lender under the Facility.

              Because more than 10% of the net proceeds of the offering will be received by underwriters participating in the offering and their affiliates and associated persons, the offering will be conducted in accordance with NASD Conduct Rule 2710(h).

              The principal business address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of J.P. Morgan Securities Inc. is 277 Park Avenue, New York, New York 10172. The principal business address of Wachovia Capital Markets, LLC is One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288. The principal business address of Jefferies & Company, Inc is 520 Madison Avenue, 12th Floor, New York, New York 10022. The principal business address of Legg Mason Wood Walker, Incorporated is 100 Light Street, Baltimore, Maryland 21202.

LEGAL MATTERS

              Certain legal matters regarding the securities offered by this prospectus will be passed upon for Ares Capital by Proskauer Rose LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Proskauer Rose LLP has from time to time represented certain of the underwriters, Ares and Ares Capital Management on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

EXPERTS

              KPMG LLP serves as the independent registered public accounting firm for Ares Capital. The consolidated financial statements of Ares Capital Corporation as of December 31, 2004 and June 23, 2004 and for the period from June 23, 2004 (inception) through December 31, 2004 have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

We have audited the accompanying consolidated balance sheets, of Ares Capital Corporation (and subsidiary) as of December 31, 2004 and June 23, 2004, including the consolidated schedule of investments as of December 31, 2004, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from June 23, 2004 (inception) to December 31, 2004, and the financial highlights for the periods from June 23, 2004 to December 31, 2004 and October 8, 2004 to December 31, 2004. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2004 by correspondence with the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiary) as of December 31, 2004 and June 23, 2004, and the results of their operations and their cash flows for the periods as indicated above in conformity with accounting principles generally accepted in the United States of America.

                      /s/ KPMG LLP

Los Angeles, California
February 2, 2005, except as to the fourth paragraph
of note 7 to the consolidated financial
statements, which is as of March 8, 2005

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

As of December 31, 2004 and June 23, 2004 (inception)

	As of
	December 31, 2004	June 23, 2004
ASSETS
Investments at fair value (amortized cost $182,329,200)
Non-Control/Non-Affiliate investments	$165,126,181	$—
Affiliate investments	17,433,966	—

Total investments at fair value	182,560,147	—
Cash and cash equivalents	26,806,160	1,500
Receivable for open trades	8,794,478	—
Interest receivable	1,140,495	—
Other assets	1,154,334	—

Total assets	$220,455,614	$1,500

LIABILITIES
Credit facility payable	$55,500,000	$—
Dividend payable	3,320,030	—
Accounts payable and accrued expenses	1,556,446	—
Management and incentive fees payable	274,657	—
Interest and facility fees payable	96,176	—

Total liabilities	60,747,309	—

Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 100,000,000 and 1,000 common shares authorized, respectively, 11,066,767 and 100 common shares issued and outstanding, respectively	11,067	—
Capital in excess of par value	159,602,706	1,500
Net unrealized appreciation on investments	230,947	—
Distributions in excess of net investment income	(136,415)	—

Total stockholders' equity	159,708,305	1,500

Total liabilities and stockholders' equity	$220,455,614	$1,500

NET ASSETS PER SHARE	$14.43	$15.00

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2004

Company(1)	Industry	Investment	Interest(9)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit			Percentage of Net Assets
Manufacturing
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($2,000,000 par due 12/2009) Junior secured loan ($5,000,000 par due 6/2012)	8.00% (Base Rate + 2.75%/M) 11.00% (Base Rate + 5.75%/M)	12/29/04 12/29/04	$2,000,000 5,000,000	$2,000,000 5,000,000	$ $	1.00 1.00	(2) (2)
Reflexite Corporation	Developer and manufacturer of high visibility reflective products	Senior subordinated loan ($10,000,833 par due 12/2011)	11.00% cash, 3.00% PIK	12/30/04	10,000,833	10,000,833		$1.00	(2)(3)
Universal Trailer Corporation	Livestock and specialty trailer manufacturer	Senior secured loan ($1,963,872 par due 3/2007) Senior subordinated loan ($7,500,000 par due 9/2008) Common stock (50,000 shares) Warrants to purchase 22,208 shares	6.42% (LIBOR + 4.00%/M)(10) 13.50%	10/8/04 10/8/04 10/8/04 10/8/04	1,974,665 7,527,808 6,424,645 1,505,776	1,974,665 7,528,880 6,424,645 1,505,776	$ $ $ $	1.01 1.00 128.49 67.80	(4)(5) (4)

					$34,433,727	$34,434,799				21.56%

Consumer Products—Non-Durable
Esselte	Office supply products distributor	Senior notes ($6,777,000 par due 3/2011)	7.63%	12/6/04	$6,060,352	$5,997,645		$0.89	(6)(7)
Reef Holdings, Inc.	Shoe designer, marketer and distributor	Senior secured loan ($17,500,000 par due 12/2009) Common stock (47,118 shares) Warrants to purchase 27,043 shares	12.50% (Base Rate + 7.25%/Q)	12/21/04 10/8/04 10/8/04	17,500,000 2,258,666 752,888	17,500,000 2,258,666 752,888	$ $ $	1.00 47.94 27.84	(2) (4) (4)
Shoes for Crews, LLC	Safety footwear and slip-related mats manufacturer	Senior secured loan ($1,721,154 par due 7/2010) Senior secured revolving loan ($333,333 par due 7/2010)	6.75% (Base Rate + 2.00%/Q) 6.75% (Base Rate + 2.00%/Q)	10/8/04 10/8/04	1,731,282 334,617	1,731,282 334,617	$ $	1.01 1.00	(2)

					$28,637,805	$28,575,098				17.89%

Services—Other
Billing Concepts, Inc.	Billing clearinghouse services	Senior secured loan ($10,000,000 par due 12/2005) Senior subordinated loan ($5,212,619 par due 6/2008) Common stock (1,100 shares)	10.63% (LIBOR + 8.50%/Q) 14.00% cash, 4.00% PIK	10/8/04 10/8/04 10/8/04	$10,042,007 5,231,589 150,578	$10,042,007 5,232,490 150,578	$ $ $	1.00 1.00 136.89	(2)(3) (4)
Diversified Collection Services	Collections services	Senior secured loan ($4,017,391 par due 1/2009) Senior subordinated loan ($2,052,321 par due 7/2010) Preferred stock (114,004 shares)	6.02% (LIBOR + 4.00%/Q) 12.00% cash, 3.75% PIK	10/8/04 10/8/04 10/8/04	4,036,107 2,059,964 483,709	4,036,107 2,060,150 483,709	$ $ $	1.00 1.00 4.24	(2) (2)(3) (4)

					$22,003,954	$22,005,041				13.78%

Forest Products/Containers—Packaging
FlexSol Packaging Corporation	Manufacturer of value-added plastic and flexible packaging	Senior secured loan ($1,000,000 par due 12/2012) Junior secured loan ($2,000,000 par due 12/2012)	5.78% (LIBOR + 3.25%/Q) 9.53% (LIBOR + 7.00%/Q)	12/7/04 12/7/04	$1,000,000 2,000,000	$1,000,000 2,000,000	$ $	1.00 1.00	(2) (2)
York Label Holdings, Inc.	Consumer product labels manufacturer	Senior subordinated loan ($9,897,956 par due 2/2010) Preferred stock (650 shares) Warrants to purchase 156,000 shares	10.00% cash, 4.00% PIK 10.00%	11/3/04 11/3/04 11/3/04	9,934,660 3,387,069 5,320,408	9,935,689 3,387,069 5,320,408	$ $ $	1.00 5,210.88 34.11	(2)(3) (3) (4)

					$21,642,137	$21,643,166				13.55%

Company(1)	Industry	Investment	Interest(9)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit			Percentage of Net Assets
Environmental Services
Mactec, Inc.	Engineering and environmental consulting services	Common stock (186 shares)		11/3/04	—	—		$0.00	(4)
United Site Services, Inc.	Portable restroom and site services	Junior secured loan ($10,000,000 par due 6/2010) Senior subordinated loan ($8,456,734 par due 12/2010) Common stock (216,795 shares)	10.41% (LIBOR + 8.00%/Q) 12.00% cash, 4.00% PIK	12/2/04 10/8/04 10/8/04	$9,950,512 8,571,374 1,353,851	$10,000,000 8,574,034 1,353,851	$ $ $	1.00 1.01 6.24	(2) (3) (4)

					$19,875,737	$19,927,885				12.48%

Information Technology
PHNS, Inc.	Information technology and business process outsourcing	Senior subordinated loan ($16,000,000 par due 11/2011)	11.50% cash, 2.25% PIK	11/1/04	$15,763,394	$16,000,000		$1.00	(3)

					$15,763,394	$16,000,000				10.02%

Energy—Service & Equipment
Mechanical Dynamics & Analysis	Steam power generator repair services	Senior subordinated loan ($10,654,348 par due 3/2010) Warrants to purchase 4,067 shares	13.00% cash, 5.00% PIK	10/8/04 10/8/04	$10,693,629 150,578	$10,694,664 150,578	$ $	1.00 37.02	(2)(3) (4)

					$10,844,207	$10,845,242				6.79%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,112,135 par due 3/2011) Common stock (2,743 shares) Warrants to purchase 4,464 shares	10.00% cash, 5.00% PIK	10/8/04 10/8/04 10/8/04	$8,142,178 752,888 652,503	$8,142,855 752,888 652,503	$ $ $	1.00 274.48 146.17	(3) (4) (4)

					$9,547,569	$9,548,246				5.98%

Consumer Products—Durable
Berkline/Benchcraft Holdings LLC	Furniture manufacturer and distributor	Junior secured loan ($5,000,000 par due 5/2012) Preferred stock (2,536 shares) Warrants to purchase 483,020 shares	10.50% (LIBOR + 8.00%/Q)	11/3/04 10/8/04 10/8/04	$5,000,000 1,046,343 2,752,559	$5,000,000 1,046,343 2,752,559	$ $ $	1.00 412.60 5.70	(2) (4) (4)

					$8,798,902	$8,798,902				5.51%

Financial
Foxe Basin CLO 2003, Ltd.	Collateralized debt obligation	Preference shares (3,000 shares)		10/8/04	$3,011,552	$3,011,552		$1,003.85	(8)
Hudson Straits CLO 2004, Ltd.	Collateralized debt obligation	Preference shares (750 shares)		10/8/04	752,888	752,888		$1,003.85	(8)
MINCS-Glace Bay, Ltd.	Collateralized debt obligation	Secured notes ($4,500,000 par due 7/2014)	6.63% (LIBOR + 5.00%/Q)	10/8/04	4,517,328	4,517,328		$1.00	(8)

					$8,281,768	$8,281,768				5.19%

Company(1)	Industry	Investment	Interest(9)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit			Percentage of Net Assets
Healthcare—Medical Products
Aircast, Inc.	Manufacturer of orthopedic braces, supports and vascular systems	Senior secured loan ($1,500,000 par due 12/2010) Junior secured loan ($1,000,000 par due 6/2011)	5.19% (LIBOR + 2.75%/Q) 9.44% (LIBOR + 7.00%/Q)	12/21/04 12/21/04	$1,500,000 1,000,000	$1,500,000 1,000,000	$ $	1.00 1.00	(2) (2)

					$2,500,000	$2,500,000				1.57%

Total					$182,329,200	$182,560,147

(1)
We do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities. Additionally, with the exception of our investment in Esselte, all of our investments are subject to legal restriction on sales. As of December 31, 2004, the Company held $176,562,502 in restricted securities, which represented 111% of the Company's net assets.

(2)
Pledged as collateral for the credit facility payable (see Note 8).

(3)
Has a payment-in-kind interest feature (see Note 2).

(4)
Non-income producing at December 31, 2004.

(5)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company as we own more than 5% of the portfolio company's outstanding voting securities. For the period from June 23, 2004 through December 31, 2004, for this portfolio company there were total purchases of $17,598,522, a redemption of $164,555 (cost), interest income of $285,059, other income of $5,833 and net realized losses of $899.

(6)
Principal amount denominated in Euros has been translated into U.S. dollars (see Note 2).

(7)
Non-U.S. company or principal place of business outside the U.S.

(8)
Non-registered investment company.

(9)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset quarerly (Q) or monthly (M). For each such loan, we have provided the current interest rate in effect at December 31, 2004.

(10)
At December 31, 2004, a portion of this loan equal to $3,873 was earning interest at a rate of 8.25% which is equal to Base Rate plus 3.50%, resetting monthly.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

For The Period June 23, 2004 (inception) through December 31, 2004

INVESTMENT INCOME:
From non-control/non-affiliate investments:
Interest from investments	$3,289,259
Interest from cash & cash equivalents	39,325
Dividend income	191,130
Capital structuring service fees	542,353
Other income	27,889

Total investment income from non-control/non-affiliate investments	4,089,956
From affiliate investments:
Interest from investments	285,059
Other income	5,833

Total investment income from affiliate investments	290,892

Total investment income	4,380,848

EXPENSES:
Organizational	199,183
Management and incentive fees	567,036
Administrative	135,941
Professional fees	336,187
Directors fees	119,966
Insurance	161,855
Interest and credit facility fees	96,176
Amortization of debt issuance costs	41,220
Other	8,189

Total expenses	1,665,753

NET INVESTMENT INCOME	2,715,095

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains (losses):
Net realized gains from non-control/non-affiliate investment transactions	245,345
Net realized loss from affiliate investment transactions	(899)

Net realized gains from investment transactions	244,446
Net unrealized gain:
Investment transactions from non-control/non-affiliate investments	230,947

Net realized and unrealized gain on investments	475,393

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$3,190,488

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 4)	$0.29

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 4)	11,066,767

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For The Period June 23, 2004 (inception) through December 31, 2004

	Common Stock
					Accumulated Net Realized Gain on Sale of Investments
			Capital in Excess of Par Value	Distributions in Excess of Net Investment income		Net Unrealized Appreciation of Investments	Total Stockholders' Equity
	Shares	Amount
Balance at June 23, 2004	100	$—	$1,500	$—	$—	$—	$1,500
Issuance of common stock	11,066,667	11,067	165,988,938	—	—	—	166,000,005
Offering and underwriting costs (see Note 7)	—	—	(8,638,658)	—	—	—	(8,638,658)
Underwriting costs paid by the Investment Adviser (see Note 7)	—	—	2,475,000	—	—	—	2,475,000
Net increase in stockholders' equity resulting from operations	—	—	—	2,715,095	244,446	230,947	3,190,488
Dividend declared ($0.28 per share)	—	—	—	(2,851,510)	(244,446)	—	(3,095,956)
Tax return of capital ($0.02 per share)	—	—	(224,074)	—	—	—	(224,074)

Balance at December 31, 2004	11,066,767	$11,067	$159,602,706	$(136,415)	$—	$230,947	$159,708,305

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

For The Period June 23, 2004 (inception) through December 31, 2004

OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$3,190,488
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized gain on investment transactions	(244,446)
Unrealized gain on investment transactions	(230,947)
Net amortization of premium on securities	9,091
Increase in accrued payment-in-kind dividends and interest	(508,762)
Amortization of debt issuance costs	41,220
Proceeds from sale and redemption of investments	53,480,443
Purchases of investments	(243,860,004)
Changes in operating assets and liabilities:
Interest receivable	(1,140,495)
Other assets	(417,331)
Accounts payable and accrued expenses	1,556,446
Management and incentive fees payable	274,657
Interest and facility fees payable	96,176

Net cash used in operating activities	(187,753,464)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	159,836,347
Borrowings on credit facility payable	55,500,000
Credit facility financing costs	(778,223)

Net cash provided by financing activities	214,558,124

CHANGE IN CASH AND CASH EQUIVALENTS	26,804,660
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,500

CASH AND CASH EQUIVALENTS, END OF PERIOD	$26,806,160

Supplemental Information:
Interest paid during the period	$—
Dividends declared during the period	$3,320,030

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2004

1.    ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a closed-end, non-diversified management investment company incorporated in Maryland that is regulated as a business development company under the Investment Company Act of 1940 ("1940 Act"). We were founded on April 16, 2004 and were initially funded on June 23, 2004. The Company intends to elect to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

              In September 2004, our board of directors approved an increase in the number of authorized common shares to 100,000,000 common shares. On October 8, 2004, we completed our initial public offering (the "Offering") of 11,000,000 shares at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share of which $0.225 was paid on our behalf by our investment adviser (see Note 7). On the same date, we commenced substantial investment operations. On October 29, 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly-owned subsidiary of the Company, through which we established a revolving credit facility.

              We are externally managed by Ares Capital Management LLC (the "Investment Adviser"), an affiliate of Ares Management LLC, an independent Los Angeles based firm that manages investment funds. Ares Technical Administration LLC ("Ares Administration"), an affiliate of Ares Management LLC, provides the administrative services necessary for us to operate.

2.    SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly-owned subsidiary. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on trade date. Realized gains or losses are computed using the specific identification method. We carry our investments at fair value, as determined by our board of directors. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management.

  •
  The audit committee of our board of directors reviews these preliminary valuations. Where appropriate, the committee may utilize an independent valuation firm selected by the board of directors.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and audit committee and, where appropriate, an independent valuation firm.

              As defined in the 1940 Act, Affiliate investments are those in which we own more than 5% of the portfolio company's outstanding voting securities.

    Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we will treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds.

    Payment in Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the period from June 23, 2004 (inception) through December 31, 2004, $508,762 in PIK income was recorded.

    Capital Structuring Service Fees

              The Company's Investment Adviser seeks to provide assistance to the portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing the investment. The services that the Company's Investment Adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the loan. The Company's Investment Adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and in the event that the Company does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations may be deferred and amortized over the estimated life of the loan.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Although the net assets and the fair values are presented at the foreign exchange rates at the end of the day, the Company does not isolate the portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

    Organizational and Offering Expenses

              A portion of the net proceeds of the Offering was used to pay for the Company's offering costs and organizational expenses. The offering costs were charged against the proceeds from the Offering when received and were approximately $1.6 million. Approximately $200,000 in organizational expenses have been expensed as incurred.

    Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the credit facility using the straight line method.

    Federal Income Taxes

              The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

              In order to qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

              In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies," book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America, as highlighted in Note 6.

    Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value. The carrying value of interest and open trade receivables, accounts payable and accrued expenses, as well as the credit facility payable approximate fair value due to their short maturity.

3.    AGREEMENTS

              The Company has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors provides investment advisory services to ARCC. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). For services rendered under the Advisory Agreement during the period commencing from October 8, 2004 through and including December 31, 2004, the base management fee is payable monthly in arrears. For services rendered under the Advisory Agreement after that time, the base management fee is payable quarterly in arrears. Until January 1, 2005, the base management fee is calculated based on the initial value of our total assets after giving effect to the purchase of the Portfolio (as defined below) (other than cash or cash equivalents but including assets purchased with borrowed funds). Subsequently, the base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2.00% per quarter.

              We pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up" provision. The "catch-up" is meant to provide our Investment Adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the calendar year ending on December 31, 2004, and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year; provided that the incentive fee determined as of December 31, 2004 is calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

              We defer cash payment of any incentive fee otherwise earned by the Investment Adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders and (b) the change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations are appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

              For the period from October 8, 2004 (the date of the Offering and the commencement of substantial investment operations) through December 31, 2004, we incurred $471,565 in base management fees and $95,471 in incentive fees. Prior to October 8, 2004, we incurred no base management or incentive fees.

              We also entered into a separate administration agreement (the "Administration Agreement") with Ares Administration under which Ares Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration

Agreement, Ares Administration also performs or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing the net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Ares Administration also provides on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the period from October 8, 2004 (the date of the Offering and the commencement of substantial investment operations) through December 31, 2004 we incurred $135,941 in administrative fees. As of December 31, 2004, the entire amount was unpaid and included in accounts payable and accrued expenses in the accompanying consolidated balance sheet. Prior to October 8, 2004, we incurred no administrative fees.

4.    EARNINGS PER SHARE

              The following information sets forth the computation of basic and diluted net decrease in stockholders' equity per share resulting from October 8, 2004 (the date of the Offering and the commencement of substantial investment operations) through December 31, 2004:

Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$3,190,488
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	11,066,767
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.29

              If the above computation had been done for the period from June 23, 2004 (inception) through December 31, 2004, the numerator would have remained the same, but the denominator would have been 4,905,916 resulting in a basic and diluted net increase in stockholders' equity resulting from operations per share of $0.65.

5.    INVESTMENTS

              On September 16, 2004, we entered into an agreement with Royal Bank of Canada and its affiliates ("RBC") whereby we agreed to pay $250,000 to RBC to acquire a right to purchase a portfolio of loans and equity investments (the "October Portfolio").

              Upon completion of the Offering on October 8, 2004, we exercised our right to purchase substantially all of the October Portfolio from RBC for approximately $122.3 million. The October Portfolio consisted of $31.5 million of senior term debt, $63.7 million of senior subordinated debt, $18.8 million of investments in equity securities and $8.3 million of investments in collateralized debt obligations. On November 3, 2004, we purchased additional assets originally included in the October

Portfolio for approximately $18.5 million. The assets were comprised of $9.8 million of senior subordinated debt and $8.7 million of investments in equity securities.

              Aside from the purchase of the October Portfolio, the Company also purchased (A) $52.2 million of senior term debt, (B) $34.6 million of senior subordinated debt. (C) $6.1 million of senior notes, (D) $0.3 million of investments in equity securities and (E) $9.7 million of publicly traded fixed income securities during the period from October 8, 2004 (the date of the Offering and commencement of substantial investment operations) through December 31, 2004.

              In addition, we sold (i) $13.7 million of senior term debt, (ii) $8.9 million of senior subordinated debt, (iii) $0.8 million of investments in equity securities and (iv) $9.7 million of publicly traded fixed income securities during the period from October 8, 2004 (the date of the Offering and commencement of substantial investment operations) through December 31, 2004. Also during the period, (A) $6.9 million of senior term debt and (B) $22.0 million of senior subordinated debt were redeemed.

              As of December 31, 2004, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$26,806,160	$26,806,160
Senior term debt	63,069,190	63,118,678
Senior notes	6,060,352	5,997,645
Senior subordinated debt	77,925,429	78,169,595
Collateralized debt obligations	8,281,768	8,281,768
Equity securities	26,992,461	26,992,461

Total	$209,135,360	$209,366,307

6.    INCOME TAXES

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the period from June 23, 2004 (inception) through December 31, 2004:

Net increase in stockholders' equity resulting from operations	$3,190,488
Net unrealized gain on investments transactions not taxable	(230,947)
Other income not currently taxable	(53,490)
Organizational expenses not currently deductible	189,905

Taxable income before deductions for distributions	$3,095,956

              As of December 31, 2004, the cost of investments for tax purposes was $182,275,710 resulting in a gross unrealized appreciation and depreciation of $347,144 and $62,707, respectively.

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the period from June 23, 2004 (inception) through December 31, 2004 were taxable as follows (unaudited):

Ordinary income	$3,095,956
Capital gains	—
Return of capital	224,074

Total reported on tax form 1099-DIV	$3,320,030

7.    COMMITMENTS AND CONTINGENCIES

              As of December 31, 2004, the Company had committed to make a total of approximately $14.2 million of investments in various revolving senior secured loans. As of December 31, 2004, $13.8 million was unfunded.

              Gross underwriting costs related to our offering were $7,425,000 or $0.675 per share. As a part of the Offering, the Investment Adviser, on our behalf, agreed to pay the underwriters $0.225 of the $0.675 per share in underwriting discount and commission for a total of approximately $2.5 million. We are obligated to repay this amount, together with accrued interest (charged at the 3-month LIBOR plus 2% starting on October 8, 2004) (a) if during any four calendar quarter period ending on or after October 8, 2005 the sum of (i) the aggregate distributions, including return of capital, if any, to the stockholders and (ii) the change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of the net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon the Company's liquidation. As of December 31, 2004, the 3-month LIBOR was 2.56%. Had the amount been deemed payable at December 31, 2004, the accrued interest expense through December 31, 2004 would have been $23,726.

              For the period from the Offering on October 8, 2004 to December 31, 2004, the aggregate distributions and change in net asset value represented a return of approximately 9.2 % over the net asset value as of the Offering, on an annualized basis. Consistent with generally accepted accounting principles, because several uncertainties existed at the balance sheet date regarding the likelihood that the Company would achieve the 7% return referred to above, which would require repayment to the Investment Adviser, no liability was recorded in the accompanying financial statements. As the Company continues its operations, management will assess the ongoing performance results, and when it is determined that the 7% return is probable, the approximate $2.5 million will be charged against stockholders' equity.

              On March 8, 2005, the Company's board of directors approved entering into an amended and restated agreement with the Investment Adviser whereby the Company would be obligated to repay the Investment Adviser for the approximate $2.5 million only if the conditions for repayment referred to above were met before the third anniversary of the Offering. If one or more such events do not occur on or before October 8, 2007, we will not be obligated to repay this amount to the Investment Adviser.

8.    CREDIT FACILITY PAYABLE

              In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. On November 3, 2004 (the "Facility Effective Date"), the Company entered into a revolving credit facility (the "Facility") that allows Ares Capital CP to issue up to $150.0 million of variable funding certificates ("VFC"). As part of the Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the Facility and limit further advances under the Facility and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Facility. As of December 31, 2004 there was $55,500,000 outstanding under the Facility and the Company continues to be in compliance with all of the limitations and requirements of the Facility.

              The interest charged on the VFC is based on the commercial paper rate plus 1.25% and payable quarterly. As of December 31, 2004, the commercial paper rate was 2.3152%. The average interest rate during the period from the Facility Effective Date through December 31, 2004 was 1.78% (from date of first borrowing through December 31, 2004, the average interest rate was 3.50%) and the average outstanding balance was $10,466,102. For the period from June 23, 2004 (inception) through December 31, 2004 the interest expense incurred was $60,531. There was no cash paid for interest during the period.

              The Facility expires on November 2, 2005 unless extended prior to such date for an additional 364-day period with the consent of the lender. If the Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date of November 3, 2007. Under the terms of the Facility, we were required to pay a one-time 0.25% structuring fee and a 0.375% renewal fee on each of the two years following the closing date of the Facility. Additionally, we are also required to pay a 0.175% commitment fee for any unused portion of the Facility. For the period from June 23, 2004 (inception) through December 31, 2004 the commitment fee incurred was $35,644.

9.    RELATED PARTY TRANSACTIONS

              In accordance with the Advisory Agreement, we bear all costs and expenses of the operation of the Company and reimburse the Investment Adviser for all such costs and expenses incurred in the operation of the Company. For the period from June 23, 2004 (inception) through December 31, 2004 the Investment Adviser incurred such expenses totaling $242,205, of which $232,632 related to offering costs paid on behalf of the Company by the Investment Adviser. Accordingly, the Company has recorded a liability at December 31, 2004 to the Investment Adviser for the portion of such amount not yet reimbursed. As of December 31, 2004, $14,398 was payable to the Investment Adviser and such payable is included in accounts payable in the accompanying consolidated balance sheet.

              Additionally, the Company will be obligated to pay approximately $2.5 million to the Investment Adviser for the portion of the sales load on the Offering paid by the Investment Adviser on behalf of the Company, dependent on certain conditions being met (see Note 7).

              As of December 31, 2004, Ares Management LLC, of which Ares Capital Management LLC is a wholly-owned subsidiary, owned 666,667 shares of the Company's common stock representing approximately 6.0% of the total shares outstanding.

              See Note 3 for a description of other related party transactions.

10.    DIVIDEND

              For the period from June 23, 2004 (inception) through December 31, 2004, the Company declared a dividend on December 17, 2004 of $0.30 per share for a total of $3,320,030. The record date was December 27, 2004 and the dividend was distributed on January 26, 2005.

11.    FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights for the periods from June 23, 2004 (inception) through December 31, 2004 and October 8, 2004 (the date of the Offering and the commencement of substantial investment operations) through December 31, 2004:

	From June 23, 2004	From October 8, 2004
Per Share Data:
Net asset value, beginning of period	$15.00	$14.42 (1)
Gross Offering and underwriting costs	(0.78)	—
Underwriting costs paid by the Investment Adviser (see Note 7)	0.22
Net investment income for period	0.25	0.27
Net realized and unrealized gains on securities	0.04	0.04

Net increase in stockholders' equity resulting from operations	0.29	0.31
Distributions from net investment income	(0.25)	(0.25)
Distributions in excess of net investment income	(0.01)	(0.01)
Distributions from net realized capital gains on securities	(0.02)	(0.02)

Total distributions to stockholders before return of capital	(0.28)	(0.28)
Tax return of capital	(0.02)	(0.02)

Total distributions	(0.30)	(0.30)
Net asset value at end of period	$14.43	$14.43

Per share market value at end of period	$19.43	$19.43
Total return based on market value(2)	31.53%	31.53%
Total return based on net asset value(3)	(1.80%)	2.15%
Shares outstanding at end of period	11,066,767	11,066,767
Ratio/Supplemental Data:
Net assets at end of period	$159,708,305	$159,708,305
Total debt outstanding at end of period	$55,500,000	$55,500,000
Total assets to debt outstanding ratio	3.97	3.97
Ratio of operating expenses to average net assets(4)	5.24%	3.92%
Ratio of net investment income to average net assets(4)	8.54%	7.79%
Portfolio turnover rate(4)	215%	190%

(1)
This amount includes the net proceeds of the Offering on October 8, 2004, organizational expenses and previous offerings of 66,767 shares which had no sales load.

(2)
Total return based on market value equals the increase of the ending market value at December 31, 2004 of $19.43 per share over the offering price of $15 per share plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the offering price. Total return based on market value is not annualized.

(3)
Total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the beginning net asset value during the period. Total return based on net asset value is not annualized.

(4)
The ratios reflect an annualized amount.

12.    IMPACT OF NEW ACCOUNTING STANDARDS

              In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 123R, "Share Based Payment, " which requires companies to recognize in the statement of operations the grant date fair value of stock options and other equity based compensation issued to employees. SFAS 123R is effective for annual periods beginning after June 15, 2005. As the Company does not have any options or equity based compensation plans, there is no expected impact from the adoption of SFAS 123R.

13.    SUBSEQUENT EVENTS

              On January 7, 2005 we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement was for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar resets quarterly based on the 3-month LIBOR.

              On January 12, 2005 the Company filed a registration statement to offer additional common shares of the Company for public sale.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

As of June 30, 2005 and December 31, 2004

	As of
	June 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments at fair value (amortized cost of $302,413,472 and $182,329,200, respectively)
Non-control/Non-affiliate investments	$262,449,541	$165,126,181
Affiliate investments	39,848,665	17,433,966

Total investments at fair value	302,298,206	182,560,147
Cash and cash equivalents	53,891,961	26,806,160
Receivable for open trades	497,770	8,794,478
Interest receivable	3,379,843	1,140,495
Other assets	765,935	1,154,334

Total assets	$360,833,715	$220,455,614

LIABILITIES
Credit facility payable	$—	$55,500,000
Reimbursed underwriting costs payable to the Investment Adviser	2,475,000	—
Dividend payable	7,413,950	3,320,030
Accounts payable and accrued expenses	1,006,711	1,556,446
Management and incentive fees payable	2,858,596	274,657
Interest and facility fees payable	62,979	96,176
Interest payable to the Investment Adviser	83,539	—

Total liabilities	13,900,775	60,747,309

Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 23,168,595 and 11,066,767 common shares issued and outstanding, respectively	23,169	11,067
Capital in excess of par value	341,443,552	159,602,706
Net unrealized (depreciation) appreciation on investments	(115,266)	230,947
Accumulated net realized gain on sale of investments	5,581,485	—
Distributions less than (in excess of) net investment income	—	(136,415)

Total stockholders' equity	346,932,940	159,708,305

Total liabilities and stockholders' equity	$360,833,715	$220,455,614

NET ASSETS PER SHARE	$14.97	$14.43

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2005 (unaudited)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Consumer Products—Non-Durable
Esselte Corporation	Office supply products manufacturer and distributor	Senior notes ($14,529,600 par due 3/2011)	7.63%	12/6/04	$14,011,162	$12,786,049	$0.88	(7)(8)
Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($9,381,250 par due 3/2011)	7.19% (Libor + 4.00%/Q)	5/5/05	9,381,250	9,381,250	1.00	(2)
		Senior subordinated loan ($10,038,194 par due 5/2012)	12.00% cash, 2.50% PIK	5/5/05	10,000,000	10,000,000	1.00	(2)(3)
		Preferred stock (3,500 shares)		5/5/05	3,542,000	3,542,000	1,012.00	(3)
Shoes for Crews, LLC	Safety footwear and slip-related mats manufacturer	Senior secured loan ($1,565,913 par due 7/2010)	7.17% (Libor + 3.50/Q)	10/8/04	1,575,127	1,575,127	1.01	(2)
		Senior secured loan ($53,997 par due 7/2010)	6.99% (Libor + 3.50/Q)	10/8/04	54,315	54,315	1.01	(2)
Tumi Holdings, Inc.	Branded luggage designer, marketer and distributor	Senior secured loan ($2,500,000 par due 12/2012)	6.24% (Libor + 2.75%/Q)	3/14/05	2,500,000	2,500,000	1.00	(2)
		Senior secured loan ($5,000,000 par due 12/2013)	6.34% (Libor + 3.25%/Q)	3/14/05	5,000,000	5,000,000	1.00	(2)
		Senior subordinated loan ($12,553,819 par due 12/2014)	14.49% (Libor + 6.00% cash, 5.00% PIK/Q)	3/14/05	12,684,357	12,684,357	1.00	(2)(3)

					58,748,211	57,523,098			16.58%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($6,000,000 par due 4/2010)	8.49% (Base Rate + 4.00%/Q)	3/28/05	6,041,250	6,120,000	1.02
		Senior secured loan ($6,000,000 par due 10/2010)	12.99% (Base Rate + 8.50%/Q)	3/28/05	6,000,000	6,000,000	1.00
The GSI Group, Inc.	Agricultural equipment manufacturer	Senior notes ($10,000,000 par due 5/2013)	12.00%	5/12/05	10,000,000	10,000,000	1.00
		Common stock (7,500 shares)		5/11/05	750,000	750,000	100.00	(4)
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($837,059 par due 12/2009)	7.21% (Libor + 4.00%/M)	12/29/04	837,059	837,059	1.00	(2)
		Senior secured loan ($1,152,941 par due 12/2009)	7.49 (Base Rate + 2.75%/M)	12/29/04	1,152,941	1,152,941	1.00	(2)
		Junior secured loan ($5,000,000 par due 6/2012)	10.49% (Base Rate + 5.75%/M)	12/29/04	5,000,000	5,000,000	1.00	(2)
Reflexite Corporation	Developer and manufacturer of high visibility reflective products	Senior subordinated loan ($10,137,969 par due 12/2011)	11.00% cash, 3.00% PIK	12/30/04	10,151,485	10,151,485	1.00	(2)(3)
Universal Trailer Corporation(5)	Livestock and specialty trailer manufacturer	Senior secured loan ($1,422,456 par due 3/2007)	7.65% (Libor + 4.25%/M)	10/8/04	1,430,273	1,430,273	1.01
		Senior secured loan ($35,644 par due 3/2007)	9.75% (Base Rate + 3.50%/M)	10/8/04	35,840	35,840	1.01
		Senior subordinated loan ($7,500,000 par due 9/2008)	13.50%	10/8/04	7,525,388	7,528,881	1.00
		Common stock (50,000 shares)		10/8/04	6,424,645	6,424,645	128.49	(4)
		Warrants to purchase 22,208 shares		10/8/04	1,505,776	1,505,776	67.80	(4)

					56,854,657	56,936,900			16.41%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Environmental Services
Mactec, Inc.	Engineering and environmental consulting services	Common stock (186 shares)		11/3/04	—	—	0.00	(4)
United Site Services, Inc.	Portable restroom and site services	Junior secured loan ($10,000,000 par due 6/2010)	11.38% (Libor + 8.00%/Q)	12/2/04	9,953,900	10,000,000	1.00	(2)
		Senior subordinated loan ($8,587,014 par due 12/2010)	12.00% cash, 4.00% PIK	10/8/04	8,734,673	8,743,435	1.02	(3)
		Common stock (216,795 shares)		10/8/04	1,353,851	1,353,851	6.24	(4)
WCA Waste Systems, Inc.	Waste management services	Junior secured loan ($25,000,000 par due 10/2011)	9.49% (Libor + 6.00%/Q)	4/25/05	25,000,000	25,000,000	1.00	(2)

					45,042,424	45,097,286			13.00%

Energy—Service & Equipment
Mechanical Dynamics & Analysis	Steam power generator repair services	Senior subordinated loan ($10,880,035 par due 3/2010)	13.00% cash, 5.00% PIK	10/8/04	10,960,790	10,964,177	1.01	(2)(3)
		Warrants to purchase 4,067 shares		10/8/04	150,578	889,891	218.81	(4)
Varel Holdings, Inc.	Drill bit manufacturer	Senior secured loan ($6,666,667 par due 12/2010)	8.75% (Base Rate + 2.75%/Q)	5/18/05	6,666,667	6,666,667	1.00
		Senior secured loan ($2,500,000 par due 12/2010)	7.40% (Libor + 4.00%/Q	5/18/05	2,500,000	2,500,000	1.00
		Senior secured loan ($3,333,333 par due 12/2010)	11.40% (Libor + 8.00%/Q)	5/18/05	3,333,333	3,333,333	1.00
		Preferred stock (30,738 shares)		5/18/05	1,006,362	1,006,362	32.74	(3)
		Common stock (30,451 shares)		5/18/05	3,045	3,045	0.10	(4)

					24,620,775	25,363,475			7.31%

Services—Other
Diversified Collection Services, Inc.	Collections services	Senior secured loan ($6,743,333 par due 2/2011)	6.99% (Libor + 4.00%/Q)	2/4/04	6,743,333	6,743,333	1.00	(2)
		Senior secured loan ($128,333 par due 2/2011)	9.00% (Base Rate + 3.00%/Q)	2/4/04	128,333	128,333	1.00	(2)
		Senior secured loan ($8,500,000 par due 8/2011)	8.99% (Libor + 6.00%/Q)	10/8/04	8,500,000	8,500,000	1.00	(2)
		Preferred stock (114,004 shares)		10/8/04	295,270	295,270	2.59	(4)
Miller Heiman, Inc.	Sales consulting services	Senior secured loan ($4,918,326 par due 6/2010)	6.86% (Libor + 3.75%/Q)	6/20/05	4,918,326	4,918,326	1.00
		Senior secured loan ($4,078,773 par due 6/2012)	7.36% (Libor + 4.25%/Q)	6/20/05	4,078,773	4,078,773	1.00

					24,664,035	24,664,035			7.11%

Forest Products/Containers-Packaging
FlexSol Packaging Corporation	Manufacturer of plastic and flexible packaging	Senior secured loan ($987,500 par due 12/2012)	7.50% (Base Rate + 1.75%/Q)	12/7/04	987,500	987,500	1.00	(2)
		Junior secured loan ($2,000,000 par due 12/2012)	11.25% (Base Rate + 5.50%/Q)	12/7/04	2,000,000	2,000,000	1.00	(2)
York Label Holdings, Inc.	Consumer product labels manufacturer	Senior subordinated loan ($10,105,706 par due 2/2010)	10.00% cash, 4.00% PIK	11/3/04	10,140,881	10,144,238	1.00	(2)(3)
		Preferred stock (650 shares)	10.00%	11/3/04	3,558,883	3,558,883	5,475.20	(3)
		Warrants to purchase 156,000 shares		11/3/04	5,320,408	5,320,408	34.11	(4)

					22,007,672	22,011,029			6.34%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Printing, Publishing and Broadcasting
Canon Communications LLC	Print publications services	Junior secured loan ($16,250,000 par due 11/2011)	10.99% (Base Rate + 6.50%/Q)	5/25/05	16,250,000	16,250,000	1.00	(2)

					16,250,000	16,250,000			4.68%

Information Technology
PHNS, Inc.	Information technology and business process outsourcing	Senior subordinated loan ($16,000,000 par due 11/2011)	11.50% cash, 2.25% PIK	11/1/04	15,774,053	16,000,000	1.00	(3)

					15,774,053	16,000,000			4.61%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,232,282 par due 3/2011)	10.00% cash, 5.00% PIK	10/8/04	8,294,541	8,296,744	1.01	(2)(3)
		Common stock (2,743 shares)		10/8/04	752,888	752,888	274.48	(4)
		Warrants to purchase 4,464 shares		10/8/04	652,503	652,503	146.17	(4)

					9,699,932	9,702,135			2.80%

Aerospace
Thermal Solutions LLC	Thermal management and electronics packaging manufacturer	Senior secured loan ($5,991,176 par due 3/2011)	8.62% (Libor + 5.25%/Q)	3/28/05	5,991,176	5,991,176	1.00	(2)
		Senior subordinated loan ($3,021,083 par due 3/2012)	11.50% cash, 2.75% PIK	3/28/05	3,022,548	3,021,083	1.00	(2)(3)
		Preferred stock (29,400 shares)		3/28/05	294,000	294,000	10.00	(4)
		Common stock (600,000 shares)		3/28/05	6,000	6,000	0.01	(4)

					9,313,724	9,312,259			2.68%

Consumer Products—Durable
Berkline/Benchcraft Holdings LLC	Furniture manufacturer and distributor	Junior secured loan ($5,000,000 par due 5/2012)	11.02% (Libor + 8.00%/Q)	11/3/04	5,000,000	5,000,000	1.00	(2)
		Preferred stock (2,536 shares)		10/8/04	1,046,343	1,046,343	412.60	(4)
		Warrants to purchase 483,020 shares		10/8/04	2,752,559	2,752,559	5.70	(4)

					8,798,902	8,798,902			2.54%

Financial
Foxe Basin CLO 2003, Ltd.	Collateralized debt obligation	Preference shares (3,000 shares)		10/8/04	2,927,555	2,927,555	975.85	(8)(9)
Hudson Straits CLO 2004, Ltd.	Collateralized debt obligation	Preference shares (750 shares)		10/8/04	739,886	739,886	986.51	(8)(9)
MINCS-Glace Bay, Ltd.	Collateralized debt obligation	Secured notes ($4,500,000 par due 7/2014)	6.63% (Libor + 5.00%/Q)	10/8/04	4,517,328	4,517,328	1.00	(8)(9)

					8,184,769	8,184,769			2.36%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Medical Products
Aircast, Inc.	Manufacturer of orthopedic braces, supports and vascular systems	Senior secured loan ($1,454,318 par due 12/2010)	6.11% (Libor + 2.75%/Q)	12/21/04	1,454,318	1,454,318	1.00	(2)
		Junior secured loan ($1,000,000 par due 6/2011)	10.36% (Libor + 7.00%/Q)	12/21/04	1,000,000	1,000,000	1.00	(2)

					2,454,318	2,454,318			0.71%

Total					$302,413,472	$302,298,206

(1)
We do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940. In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities. All of our portfolio company investments are subject to legal restriction on sales which as of June 30, 2005 represented 87% of the Company's net assets.

(2)
Pledged as collateral for the credit facility payable (see Note 7 to the consolidated financial statements).

(3)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(4)
Non-income producing at June 30, 2005.

(5)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the period from April 1, 2005 through June 30, 2005, for this portfolio company there were total redemptions of $1,543,996 (cost), interest income of $297,303, other income of $5,303 and net realized losses of $1,880. For the period from January 1, 2005 through June 30, 2005, for this portfolio company there were total purchases of $1,200,000, redemptions of $1,708,551 (cost), interest income of $607,896, other income of $131,145 and net realized losses of $2,030.

(6)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the period from January 1, 2005 through June 30, 2005, for this portfolio company there were total purchases of $26,000,000, sales of $3,000,000 (cost), interest income of $403,568, capital structuring services fees of $862,500 and other income of $1,438.

(7)
Principal amount denominated in Euros has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset quarerly (Q) or monthly (M). For each such loan, we have provided the current interest rate in effect at June 30, 2005.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2004

Company(1)	Industry	Investment	Interest(9)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Manufacturing
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($2,000,000 par due 12/2009)	8.00% (Base Rate + 2.75%/M)	12/29/04	$2,000,000	$2,000,000	$1.00	(2)
Reflexite Corporation	Developer and manufacturer of high visibility reflective products	Senior subordinated loan ($10,000,833 par due 12/2011)	11.00% cash, 3.00% PIK	12/30/04	10,000,833	10,000,833	$1.00	(2)(3)
Universal Trailer Corporation(5)	Livestock and specialty trailer manufacturer	Senior secured loan ($1,963,872 par due 3/2007)	6.42% (Libor + 4.00%/M)(10)	10/8/04	1,974,665	1,974,665	$1.01
		Senior subordinated loan ($7,500,000 par due 9/2008)	13.50%	10/8/04	7,527,808	7,528,880	$1.00
		Common stock (50,000 shares)		10/8/04	6,424,645	6,424,645	$128.49	(4)
		Warrants to purchase 22,208 shares		10/8/04	1,505,776	1,505,776	$67.80	(4)

					34,433,727	34,434,799			21.56%

Consumer Products—Non-Durable
Esselte Corporation	Office supply products manufacturer and distributor	Senior notes ($6,777,000 par due 3/2011)	7.63%	12/6/04	6,060,352	5,997,645	$0.89	(6)(7)
Reef Holdings, Inc.	Shoe designer, marketer and distributor	Senior secured loan ($17,500,000 par due 12/2009)	12.50% (Base Rate + 7.25%/Q)	12/21/04	17,500,000	17,500,000	$1.00	(2)
		Common stock (47,118 shares)		10/8/04	2,258,666	2,258,666	$47.94	(4)
		Warrants to purchase 27,043 shares		10/8/04	752,888	752,888	$27.84	(4)
Shoes for Crews, LLC	Safety footwear and slip-related mats manufacturer	Senior secured loan ($1,721,154 par due 7/2010)	6.75% (Base Rate + 2.00%/Q)	10/8/04	1,731,282	1,731,282	$1.01	(2)
		Senior secured revolving loan ($333,333 par due 7/2010)	6.75% (Base Rate + 2.00%/Q)	10/8/04	334,617	334,617	$1.00

					28,637,805	28,575,098			17.89%

Services—Other
Billing Concepts, Inc.	Billing clearinghouse services	Senior secured loan ($10,000,000 par due 12/2005)	10.63% (Libor + 8.50%/Q)	10/8/04	10,042,007	10,042,007	$1.00
		Senior subordinated loan ($5,212,619 par due 6/2008)	14.00% cash, 4.00% PIK	10/8/04	5,231,589	5,232,490	$1.00	(2)(3)
		Common stock (1,100 shares)		10/8/04	150,578	150,578	$136.89	(4)
Diversified Collection Services, Inc.	Collections services	Senior secured loan ($4,017,391 par due 1/2009)	6.02% (Libor + 4.00%/Q)	10/8/04	4,036,107	4,036,107	$1.00	(2)
		Senior subordinated loan ($2,052,321 par due 7/2010)	12.00% cash, 3.75% PIK	10/8/04	2,059,964	2,060,150	$1.00	(2)(3)
		Preferred stock (114,004 shares)		10/8/04	483,709	483,709	$4.24	(4)

					22,003,954	22,005,041			13.78%

Forest Products/Containers—Packaging
FlexSol Packaging Corporation	Manufacturer of value-added plastic and flexible packaging	Senior secured loan ($1,000,000 par due 12/2012)	5.78% (Libor + 3.25%/Q)	12/7/04	1,000,000	1,000,000	$1.00	(2)
		Junior secured loan ($2,000,000 par due 12/2012)	9.53% (Libor + 7.00%/Q)	12/7/04	2,000,000	2,000,000	$1.00	(2)
York Label Holdings, Inc.	Consumer product labels manufacturer	Senior subordinated loan ($9,897,956 par due 2/2010)	10.00% cash, 4.00% PIK	11/3/04	9,934,660	9,935,689	$1.00	(2)(3)
		Preferred stock (650 shares)	10.00%	11/3/04	3,387,069	3,387,069	$5,210.88	(3)
		Warrants to purchase 156,000 shares		11/3/04	5,320,408	5,320,408	$34.11	(4)

					21,642,137	21,643,166			13.55%

Environmental Services
Mactec, Inc.	Engineering and environmental consulting services	Common stock (186 shares)		11/3/04	—	—	$0.00	(4)
United Site Services, Inc.	Portable restroom and site services	Junior secured loan ($10,000,000 par due 6/2010)	10.41% (Libor + 8.00%/Q)	12/2/04	9,950,512	10,000,000	$1.00	(2)
		Senior subordinated loan ($8,456,734 par due 12/2010)	12.00% cash, 4.00% PIK	10/8/04	8,571,374	8,574,034	$1.01	(3)
		Common stock (216,795 shares)		10/8/04	1,353,851	1,353,851	$6.24	(4)

					19,875,737	19,927,885			12.48%

Company(1)	Industry	Investment	Interest(9)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Information Technology
PHNS, Inc.	Information technology and business process outsourcing	Senior subordinated loan ($16,000,000 par due 11/2011)	11.50% cash, 2.25% PIK	11/1/04	15,763,394	16,000,000	$1.00	(3)

					15,763,394	16,000,000			10.02%

Energy—Service & Equipment
Mechanical Dynamics & Analysis	Steam power generator repair services	Senior subordinated loan ($10,654,348 par due 3/2010)	13.00% cash, 5.00% PIK	10/8/04	10,693,629	10,694,664	$1.00	(2)(3)
		Warrants to purchase 4,067 shares		10/8/04	150,578	150,578	$37.02	(4)

					10,844,207	10,845,242			6.79%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,112,135 par due 3/2011)	10.00% cash, 5.00% PIK	10/8/04	8,142,178	8,142,855	$1.00	(3)
		Common stock (2,743 shares)		10/8/04	752,888	752,888	$274.48	(4)
		Warrants to purchase 4,464 shares		10/8/04	652,503	652,503	$146.17	(4)

					9,547,569	9,548,246			5.98%

Consumer Products—Durable
Berkline/Benchcraft Holdings LLC	Furniture manufacturer and distributor	Junior secured loan ($5,000,000 par due 5/2012)	10.50% (Libor + 8.00%/Q)	11/3/04	5,000,000	5,000,000	$1.00	(2)
		Preferred stock (2,536 shares)		10/8/04	1,046,343	1,046,343	$412.60	(4)
		Warrants to purchase 483,020 shares		10/8/04	2,752,559	2,752,559	$5.70	(4)

					8,798,902	8,798,902			5.51%

Financial
Foxe Basin CLO 2003, Ltd.	Collateralized debt obligation	Preference shares (3,000 shares)		10/8/04	3,011,552	3,011,552	$1,003.85	(7)(8)
Hudson Straits CLO 2004, Ltd.	Collateralized debt obligation	Preference shares (750 shares)		10/8/04	752,888	752,888	$1,003.85	(7)(8)
MINCS-Glace Bay, Ltd.	Collateralized debt obligation	Secured notes ($4,500,000 par due 7/2014)	6.63% (Libor + 5.00%/Q)	10/8/04	4,517,328	4,517,328	$1.00	(7)(8)

					8,281,768	8,281,768			5.19%

Healthcare—Medical Products
Aircast, Inc.	Manufacturer of orthopedic braces, supports and vascular systems	Senior secured loan ($1,500,000 par due 12/2010)	5.19% (Libor + 2.75%/Q)	12/21/04	1,500,000	1,500,000	$1.00	(2)
		Junior secured loan ($1,000,000 par due 6/2011)	9.44% (Libor + 7.00%/Q)	12/21/04	1,000,000	1,000,000	$1.00	(2)

					2,500,000	2,500,000			1.57%

Total					$182,329,200	$182,560,147

(1)
We do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940. In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities. All of our portfolio company investments are subject to legal restriction on sales which as of December 31, 2004 represented 114% of the Company's net assets.

(2)
Pledged as collateral for the credit facility payable (see Note 7 to the consolidated financial statements).

(3)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(4)
Non-income producing at December 31, 2004.

(5)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the period from June 23, 2004 through December 31, 2004, for this portfolio company there were total purchases of $17,598,522, a redemption of $164,555 (cost), interest income of $285,059, other income of $5,833 and net realized losses of $899.

(6)
Principal amount denominated in Euros has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(7)
Non-U.S. company or principal place of business outside the U.S.

(8)
Non-registered investment company.

(9)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset quarerly (Q) or monthly (M). For each such loan, we have provided the current interest rate in effect at December 31, 2004.

(10)
At December 31, 2004, a portion of this loan equal to $3,873 was earning interest at a rate of 8.25% which is equal to Base Rate plus 3.50%, resetting monthly.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

	For the three months ended June 30, 2005	For the six months ended June 30, 2005
	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-control/non-affiliate investments:
Interest from investments	$6,027,175	$10,947,830
Interest from cash & cash equivalents	565,412	595,768
Dividend income	744,818	744,818
Capital structuring service fees	631,333	935,083
Other income	62,765	122,161

Total investment income from non-control/non-affiliate investments	8,031,503	13,345,660
From affiliate investments:
Interest from investments	700,871	1,011,464
Capital structuring service fees	862,500	862,500
Other income	6,741	132,583

Total investment income from affiliate investments	1,570,112	2,006,547

Total investment income	9,601,615	15,352,207

EXPENSES:
Management and incentive fees	2,826,054	3,911,049
Administrative	256,115	489,387
Professional fees	320,800	485,794
Directors fees	85,643	157,808
Insurance	144,400	287,213
Interest and credit facility fees	62,979	438,269
Interest payable to the Investment Adviser	31,814	83,539
Amortization of debt issuance costs	65,736	131,426
Other	39,940	69,759

Total expenses	3,833,481	6,054,244

NET INVESTMENT INCOME	5,768,134	9,297,963

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains (losses):
Net realized gains from non-control/non-affiliate investment transactions	6,747,262	7,156,442
Net realized loss from affiliate investment transactions	(1,880)	(2,030)

Net realized gains from investment transactions	6,745,382	7,154,412
Net unrealized gains (losses):
Investment transactions from non-control/non-affiliate investments	(4,910,024)	(343,793)
Investment transactions from affiliate investments	(1,236)	(2,420)

Net unrealized losses from investment transactions	(4,911,260)	(346,213)

Net realized and unrealized gain on investments	1,834,122	6,808,199

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$7,602,256	$16,106,162

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 4)	$0.33	$0.91

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 4)	23,164,444	17,683,309

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2005 (unaudited)

	Common Stock			Distributions Less Than (in Excess of) Net Investment income	Accumulated Net Realized Gain on Sale of Investments	Net Unrealized Appreciation (Depreciation) of Investments
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at January 1, 2005	11,066,767	$11,067	$159,602,706	$(136,415)	$—	$230,947	$159,708,305
Issuance of common stock from add-on offering (net of offering and underwriting costs)	12,075,000	12,075	183,859,340	—	—	—	183,871,415
Reimbursement of underwriting costs paid by the Investment Adviser (see Note 9)	—	—	(2,475,000)				(2,475,000)
Shares issued in connection with dividend reinvestment plan	26,828	27	456,506				456,533
Net increase in stockholders' equity resulting from operations	—	—	—	9,297,963	7,154,412	(346,213)	16,106,162
Dividend declared ($0.62 per share)	—	—	—	(9,161,548)	(1,572,927)	—	(10,734,475)

Balance at June 30, 2005	23,168,595	$23,169	$341,443,552	$—	$5,581,485	$(115,266)	$346,932,940

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2005 (unaudited)

OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$16,106,162
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized gain on investment transactions	(7,154,412)
Unrealized loss on investment transactions	346,213
Net amortization of premium on securities	625
Increase in accrued payment-in-kind dividends and interest	(1,460,731)
Amortization of debt issuance costs	131,426
Proceeds from sale and redemption of investments	63,881,989
Purchases of investments	(167,055,034)
Changes in operating assets and liabilities:
Interest receivable	(2,239,348)
Other assets	256,973
Accounts payable and accrued expenses	(549,735)
Management and incentive fees payable	2,583,939
Interest and facility fees payable	(33,197)
Interest payable to the Investment Adviser	83,539

Net cash used in operating activities	(95,101,591)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	183,871,415
Borrowings on credit facility payable	(55,500,000)
Dividends paid in cash	(6,184,023)

Net cash provided by financing activities	122,187,392

CHANGE IN CASH AND CASH EQUIVALENTS	27,085,801
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	26,806,160

CASH AND CASH EQUIVALENTS, END OF PERIOD	$53,891,961

Supplemental Information:
Interest paid during the period	$385,265
Dividends declared during the period	$10,734,475

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2005 (unaudited)

1.    ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a closed-end, non-diversified management investment company incorporated in Maryland that is regulated as a business development company under the Investment Company Act of 1940 ("1940 Act"). We were founded on April 16, 2004 and were initially funded on June 23, 2004. The Company has qualified and has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. The Company expects to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

              On October 8, 2004, we completed our initial public offering (the "IPO") of 11,000,000 shares at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share of which $0.225 was paid on our behalf by our investment adviser (see Note 9). On the same date, we commenced substantial investment operations.

              We are externally managed by Ares Capital Management LLC (the "Investment Adviser"), an affiliate of Ares Management LLC, an independent Los Angeles based firm that manages investment funds. Ares Technical Administration LLC ("Ares Administration"), an affiliate of Ares Management LLC, provides the administrative services necessary for us to operate.

              Interim financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2005.

2.    SIGNIFICANT ACCOUNTING POLICIES

    Cash and Cash Equivalents

              Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. We carry our investments at fair value, as determined by our board of directors. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management.

  •
  The audit committee of our board of directors reviews these preliminary valuations. Where appropriate, the committee may utilize an independent valuation firm selected by the board of directors.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and audit committee and, where appropriate, an independent valuation firm.

    Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we will treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds.

    Payment in Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the three months ended June 30, 2005, $771,892 in PIK income was recorded. For the six months ended June 30, 2005, $1,460,731 in PIK income was recorded.

    Capital Structuring Service Fees

              The Company's Investment Adviser seeks to provide assistance to the portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing the investment. The services that the Company's Investment Adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the loan. The Company's Investment Adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and in the event that the Company does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations may be deferred and amortized over the estimated life of the loan.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Although the net assets and the fair values are presented at the foreign exchange rates at the end of the day, the Company does not isolate the portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

    Add-on Offering Expenses

              The offering costs were charged against the proceeds from the Add-on Offering (as defined in Note 10) when received and were approximately $635,000 (see Note 10).

    Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the credit facility using the straight line method.

    Federal Income Taxes

              The Company has qualified and elected and intends to continue to qualify and elect for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

              In order to qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

    Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value. The carrying value of interest and open trade receivables, accounts payable and accrued expenses, as well as the credit facility payable approximate fair value due to their short maturity.

3.    AGREEMENTS

              The Company has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors, provides investment advisory services to ARCC. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). For services rendered under the Advisory Agreement during the period commencing from October 8, 2004 through and including December 31, 2004, the base management fee is payable monthly in arrears. For services rendered under the Advisory Agreement after that time, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2.00% per quarter.

              We pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up" provision. The "catch-up" is meant to provide our Investment Adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the calendar year ending on December 31, 2004, and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year.

              We defer cash payment of any incentive fee otherwise earned by the Investment Adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders and (b) the change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations are appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

              For the three months ended June 30, 2005, we incurred $1,027,135 in base management fees and $1,798,919 in incentive fees. For the six months ended June 30, 2005, we incurred $1,841,847 in base management fees and $2,069,202 in incentive fees. As of June 30, 2005, $2,858,596 was unpaid and included in management and incentive fees payable in the accompanying consolidated balance sheet.

              We also entered into a separate administration agreement (the "Administration Agreement") with Ares Administration under which Ares Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Ares Administration also performs or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing the net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Ares Administration also provides on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the three months ended June 30, 2005, we incurred $256,115 in administrative fees. For the six months ended June 30, 2005, we incurred $489,387 in administrative fees. As of June 30, 2005,

$256,115 was unpaid and included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

4.    EARNINGS PER SHARE

              The following information sets forth the computation of basic and diluted net increase in stockholders' equity per share resulting from the three months ended June 30, 2005:

Numerator for basic and diluted net increase in stockholders'equity resulting from operations per share:	$7,602,256
Denominator for basic and diluted net increase in stockholders'equity resulting from operations per share:	23,164,444
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.33

              The following information sets forth the computation of basic and diluted net increase in stockholders' equity per share resulting from the six months ended June 30, 2005:

Numerator for basic and diluted net increase in stockholders'equity resulting from operations per share:	$16,106,162
Denominator for basic and diluted net increase in stockholders'equity resulting from operations per share:	17,683,309
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.91

5.    INVESTMENTS

              For the six months ended June 30, 2005, the Company purchased (A) $118.1 million aggregate principal amount of senior term debt, (B) $25.5 million aggregate principal amount of senior subordinated debt, (C) $18.0 million aggregate principal amount of senior notes and (D) $5.5 million of investments in equity securities.

              In addition, (A) $34.6 million aggregate principal amount of senior term debt and $7.3 million aggregate principal amount of senior subordinated debt were redeemed, and (B)$3.0 million aggregate principal amount senior term debt and $3.4 million (cost basis) of investments in equity securities were sold.

              As of June 30, 2005, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$53,891,961	$53,891,961
Senior term debt	143,513,715	143,638,563
Senior notes	24,011,162	22,786,048
Senior subordinated debt	97,288,715	97,534,402
Collateralized debt obligations	8,184,769	8,184,769
Equity securities	29,415,111	30,154,424

Total	$356,305,433	$356,190,167

              As of December 31, 2004, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$26,806,160	$26,806,160
Senior term debt	63,069,190	63,118,678
Senior notes	6,060,352	5,997,645
Senior subordinated debt	77,925,429	78,169,595
Collateralized debt obligations	8,281,768	8,281,768
Equity securities	26,992,461	26,992,461

Total	$209,135,360	$209,366,307

6.    COMMITMENTS AND CONTINGENCIES

              As of June 30, 2005, the Company had committed to make a total of approximately $16.6 million of investments in various revolving senior secured loans. As of June 30, 2005, $16.6 million was unfunded.

7.    CREDIT FACILITY PAYABLE

              In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On October 29, 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly-owned subsidiary of the Company, through which we established a revolving credit facility (the "Facility"). On November 3, 2004 (the "Facility Effective Date"), the Company entered into the Facility that allows Ares Capital CP to issue up to $150.0 million of variable funding certificates ("VFC"). As part of the Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the Facility and limit further advances under the Facility and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Facility. As of June 30, 2005 there was zero balance outstanding under the Facility and the Company continues to be in compliance with all of the limitations and requirements of the Facility.

              The interest charged on the VFC is based on the commercial paper rate plus 1.25% and payable quarterly. As of June 30, 2005, the commercial paper rate was 3.2088%. For the three months ended June 30, 2005 the average interest rate (i.e. commercial paper rate plus 1.25%) was 4.2688%. For the six months ended June 30, 2005 the average interest rate was 4.0226%. There was no balance outstanding at any time during the three months ended June 30, 2005. For the six months ended June 30, 2005 the average outstanding balance was $17,127,072. For the three months ended June 30, 2005, no interest expense was incurred. For the six months ended June 30, 2005 the interest expense incurred was $324,734. Cash paid for interest expense during the six months ended June 30, 2005 was $385,265.

              The Facility expires on November 2, 2005 unless extended prior to such date for an additional 364-day period with the consent of the lender. If the Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date of November 3, 2007. Under the terms of the Facility, we were required to pay a one-time 0.25% structuring fee and a 0.375% renewal fee on each of the two years following the closing date of the Facility. Additionally, we are also required to pay a 0.175% commitment fee for any unused portion of the Facility. For the three months ended June 30, 2005, the commitment fee incurred was $62,979. For the six months ended June 30, 2005, the commitment fee incurred was $113,535.

              In April 2005, the Company entered into an amendment that increased the amount available for borrowing under the Facility from $150.0 million to $225.0 million. As a part of the amendment, the Company was required to pay a one-time structuring fee of 0.25% of the increased available amount equal to $187,500, and a 0.375% renewal fee on the new total available for borrowing amount. In addition, the commitment fee required to be paid for any unused portion of the Facility was reduced to 0.11% until the earlier of (a) the date the total borrowings outstanding exceed $150.0 million or (b) October 3, 2005, after which the commitment fee will be 0.175%.

8.    DERIVATIVE INSTRUMENTS

              As required by the Facility, we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement is for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar agreement allows us to receive an interest payment for any quarterly period when the 3-month LIBOR exceeds 6.5%, and requires us to pay an interest payment for any quarterly period when the 3-month LIBOR is less than 2.72%. The costless collar resets quarterly based on the 3-month LIBOR. As of June 30, 2005, the 3-month LIBOR was 3.52%. As of June 30, 2005 these derivatives had no fair value.

9.    RELATED PARTY TRANSACTIONS

              Gross underwriting costs related to the IPO were $7,425,000 or $0.675 per share. As a part of the IPO, the Investment Adviser, on our behalf, agreed to pay the underwriters $0.225 of the $0.675 per share in underwriting discount and commissions for a total of approximately $2.5 million. We are obligated to repay this amount, together with accrued interest (charged at the 3-month LIBOR plus 2% starting on October 8, 2004) (a) if during any four calendar quarter period ending on or after October 8, 2005 the sum of (i) the aggregate distributions, including return of capital, if any, to the stockholders and (ii) the change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of the net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon the Company's liquidation. On March 8, 2005, the Company's board of directors approved entering into an amended and restated agreement with the Investment Adviser whereby the Company would be obligated to repay the Investment Adviser for the approximate $2.5 million only if the conditions for repayment referred to above were met before the third anniversary of the IPO. If one or more such events do not occur on or before October 8, 2007, we will not be obligated to repay this amount to the Investment Adviser. As of June 30, 2005, such amount was recorded as a payable to the Investment Adviser in the accompanying consolidated balance sheet. Additionally, the Company also recognized the interest expense related to the amount payable to the Investment Adviser in the accompanying consolidated balance sheet and statement of operations.

              In accordance with the Advisory Agreement, we bear all costs and expenses of the operation of the Company and reimburse the Investment Adviser for all such costs and expenses incurred in the operation of the Company. For the three months ended June 30, 2005, the Investment Adviser incurred such expenses totaling $31,220. For the six months ended June 30, 2005, the Investment Adviser incurred such expenses totaling $41,912. Accordingly, the Company has recorded a liability at June 30, 2005 to the Investment Adviser and it is included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

              As of June 30, 2005, Ares Management LLC, of which Ares Capital Management LLC is a wholly-owned subsidiary, owned 666,667 shares of the Company's common stock representing approximately 2.9% of the total shares outstanding.

              See Note 3 for a description of other related party transactions.

10.    STOCKHOLDERS' EQUITY

              On March 23, 2005, we completed a public add-on offering (the "Add-on Offering") of 12,075,000 shares of common stock (including the underwriters' overallotment of 1,575,000 shares) at $16.00 per share, less an underwriting discount and commissions totaling $0.72 per share. Total proceeds received from the Add-on Offering, net of the underwriters' discount and offering costs, were $183,871,415.

11.    DIVIDEND

              For the three months ended June 30, 2005, the Company declared a dividend on June 20, 2005 of $0.32 per share for a total of $7,413,951. The record date was June 30, 2005 and the dividend was distributed on July 15, 2005. For the three months ended March 31, 2005, the Company declared a dividend on February 23, 2005 of $0.30 per share for a total of $3,320,524. The record date was March 7, 2005 and the dividend was distributed on April 15, 2005.

12.    FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights for the six months ended June 30, 2005:

Per Share Data:
Net asset value, beginning of period(1)	$14.43
Issuance of common stock	0.42
Effect of antidilution	(0.03)
Reimbursement of underwriting costs paid by the Investment Adviser(2)	(0.14)
Net investment income for period(2)	0.91
Net increase in stockholders' equity resulting from operations	1.16
Distributions from net investment income	(0.53)
Distributions from net realized capital gains on securities	(0.09)

Total distributions to stockholders	(0.62)
Net asset value at end of period(1)	$14.97

Per share market value at end of period	$17.83
Total return based on market value(3)	(5.04)%
Total return based on net asset value(4)	6.18%
Shares outstanding at end of period	23,168,595
Ratio/Supplemental Data:
Net assets at end of period	$346,932,940
Ratio of operating expenses to average net assets(5)	4.55%
Ratio of net investment income to average net assets(5)	6.98%
Portfolio turnover rate(5)	43%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
Total return based on market value equals the decrease of the ending market value at June 30, 2005 of $17.83 per share over the ending market value at December 31, 2004 of $19.43, plus the declared dividend of $0.30 per share for holders of record on March 7, 2005 and the declared dividend of $0.32 per share for holders of record on June 30, 2005, divided by the market value at December 31, 2004. Total return based on market value is not annualized.

(4)
Total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.30 per share for holders of record on March 7, 2005 and the declared dividend of $0.32 per share for holders of record on June 30, 2005, divided by the beginning net asset value during the period. The calculation was adjusted for shares issued in connection with dividend reinvestment plan, the issuance of common stock in connection with the Add-on Offering, and the reimbursement of underwriting costs paid by the Investment Adviser. Total return based on net asset value is not annualized.

(5)
The ratios reflect an annualized amount.

13.    IMPACT OF NEW ACCOUNTING STANDARDS

              In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 123R, "Share Based Payment, " which requires companies to recognize in the statement of operations the grant date fair value of stock options and other equity based compensation issued to employees. SFAS 123R is effective for annual periods beginning after June 15, 2005. As the Company does not have any options or equity based compensation plans, there is no expected impact from the adoption of SFAS 123R.

14,500,000 Shares

Common Stock

PROSPECTUS

Joint Book-Running Managers
Merrill Lynch & Co.
UBS Investment Bank

Co-Lead Managers
JPMorgan
Wachovia Securities
Jefferies & Company, Inc.
Legg Mason Wood Walker
Incorporated

                    , 2005

PART C

Other information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

    The following statements of Ares Capital Corporation (the "Company" or the "Registrant") are included in Part A of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement(1)
(b)	Amended and Restated Bylaws(1)
(c)	Not Applicable
(d)	Form of Stock Certificate(2)
(e)	Dividend Reinvestment Plan(1)
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and Ares Capital Management LLC(1)
(h)
Form of Purchase Agreement among the Registrant, Ares Capital Management, L.P., Ares Capital Administration, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters named therein*
(i)	Not Applicable

(j)	Custodian Agreement between Registrant and U.S. Bank National Association(2)
(k)(1)	Administration Agreement between Registrant and Ares Technical Administration LLC(1)
(k)(2)	Form of Stock Transfer Agency Agreement between Registrant and Computershare Investor Services, LLC(2)
(k)(3)	License Agreement between the Registrant and Ares Management LLC(1)
(k)(4)	Form of Indemnification Agreement between the Registrant and directors and certain officers(2)
(k)(5)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(2)
(k)(6)	Amended and Restated Agreement Regarding Repayment of Sales Load Advance by and between Ares Capital Corporation and Ares Capital Management LLC(3)
(k)(7)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC(4)
(k)(8)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(4)
(k)(9)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.(5)
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Registrant*
(n)(2)	Opinion of independent registered public accounting firm for Registrant, regarding "senior securities" table contained herein(6)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(7)

*
Filed herewith.

(1)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 17, 2004.

(2)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 28, 2004.

(3)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 9, 2005.

(4)
Incorporated by reference to Exhibit Numbers 10.1 and 10.2, as applicable, to the Registrant's Form 8-K, dated as of November 3, 2004.

(5)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of April 8, 2005.

(6)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on August 23, 2005.

(7)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed February 7, 2005.

ITEM 26. MARKETING ARRANGEMENTS

              The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$33,839	*
NASDAQ National Market Listing Fee	$14,500
NASD filing fee	$29,250
Accounting fees and expenses	$15,000
Legal fees and expenses	$200,000
Printing and engraving	$100,000
Miscellaneous fees and expenses	$9,411

Total	$402,000

*
$12,456 of this amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

              All amounts (other than the SEC registration fee and the NASD filing fee) are estimates. All of the expenses set forth above shall be borne by the Company.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

              The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

ARCC Cervantes Corporation (Delaware)	100%
Ares Capital CP Funding LLC (Delaware)	100%

Indirect Subsidiaries

              The following list sets forth each of ARCC Cervantes Corporation's subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by ARCC Cervantes Corporation of such subsidiary:

ARCC Cervantes LLC (Delaware)	100%

              Each of our direct and indirect subsidiaries is consolidated for financial reporting purposes.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of the Company's common stock at June 30, 2005.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	6 (including Cede & Co.)

              We have one holder of our debt under our Facility.

ITEM 30. INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Technical Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Technical Administration LLC's services under the administration agreement or otherwise as administrator for the Company.

              The underwriters' agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Ares Capital Corporation, 780 Third Avenue, 46th Floor, New York, New York 10017;

  (2)
  the Transfer Agent, Computershare Investor Services, LLC, 2 N. LaSalle Street, Chicago, Illinois 60602;

  (3)
  the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd floor, Boston, Massachusetts 02110; and

  (4)
  the Adviser, Ares Capital Management LLC 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

ITEM 33. MANAGEMENT SERVICES

              Not Applicable.

ITEM 34. UNDERTAKINGS

              1.     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

              2.     The Registrant undertakes that:

                  (a)   For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (b)   For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 12th day of October, 2005.

ARES CAPITAL CORPORATION
By:
/s/ MICHAEL J. AROUGHETI Michael J. Arougheti President

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2005. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ MICHAEL J. AROUGHETI Michael J. Arougheti	President (principal executive officer)
/s/ DANIEL F. NGUYEN Daniel F. Nguyen	Chief Financial Officer (principal financial officer)
* Douglas E. Coltharp	Director
* Frank E. O'Bryan	Director
* Robert L. Rosen	Director
* Bennett Rosenthal	Chairman and Director
* Eric B. Siegel	Director
*By:	/s/ KEVIN A. FRANKEL Kevin A. Frankel Attorney-in-fact

EXHIBIT INDEX

(a)	Articles of Amendment and Restatement(1)
(b)	Amended and Restated Bylaws(1)
(c)	Not Applicable
(d)	Form of Stock Certificate(2)
(e)	Dividend Reinvestment Plan(1)
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and Ares Capital Management, L.P.(1)
(h)
Form of Purchase Agreement among the Registrant, Ares Capital Management LLC, Ares Technical Administration LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters named therein*
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and U.S. Bank National Association(2)
(k)(1)	Administration Agreement between Registrant and Ares Technical Administration LLC(1)
(k)(2)	Form of Stock Transfer Agency Agreement between Registrant and Computershare Investor Services, LLC(2)
(k)(3)	License Agreement between the Registrant and Ares Management LLC(1)
(k)(4)	Form of Indemnification Agreement between the Registrant and directors and certain officers(2)
(k)(5)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(2)
(k)(6)	Amended and Restated Agreement Regarding Repayment of Sales Load Advance by and between Ares Capital Corporation and Ares Capital Management LLC(3)
(k)(7)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC(4)
(k)(8)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(4)
(k)(9)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.(5)
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Registrant*
(n)(2)	Opinion of independent registered public accounting firm for Registrant, regarding "senior securities" table contained herein(6)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(7)

*
Filed herewith.

(1)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 17, 2004.

(2)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 28, 2004.

(3)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 9, 2005.

(4)
Incorporated by reference to Exhibit Numbers 10.1 and 10.2, as applicable, to the Registrant's Form 8-K, dated as of November 3, 2004.

(5)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of April 8, 2005.

(6)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on August 23, 2005.

(7)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on February 7, 2005.

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
THE COMPANY
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  OPERATING AND REGULATORY STRUCTURE
  INVESTMENTS
  LIQUIDITY
  RISK FACTORS
  OUR CORPORATE INFORMATION
THE OFFERING
FEES AND EXPENSES
  Example
SELECTED FINANCIAL AND OTHER DATA
ARES CAPITAL CORPORATION AND SUBSIDIARY SELECTED FINANCIAL AND OTHER DATA
SELECTED QUARTERLY DATA
RISK FACTORS
  RISKS RELATING TO OUR BUSINESS
  We are a new company with a limited operating history.
  Our investment adviser and the members of its investment committee have limited experience managing a BDC.
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.
  The Company may not replicate Ares' historical success.
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.
  Our ability to grow will depend on our ability to raise capital.
  We operate in a highly competitive market for investment opportunities.
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
  If our primary investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.
  We will be exposed to risks associated with changes in interest rates.
  When we are required to repay the amount paid to underwriters by our investment adviser on our behalf in connection with our initial public offering, we may have to realize losses and the amount that we have available for investment may be reduced.
  Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.
  The lack of liquidity in our investments may adversely affect our business.
  We may experience fluctuations in our quarterly results.
  There are significant potential conflicts of interest that could impact our investment returns.
  Our investment adviser's liability is limited under the investment management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.
  We may be obligated to pay our manager incentive compensation even if we incur a loss.
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.
  Our ability to enter into transactions with our affiliates is restricted.
  RISKS RELATING TO OUR INVESTMENTS
  Our investments may be risky, and you could lose all or part of your investment.
  Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its obligations.
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
  Investments in equity securities involve a substantial degree of risk.
  Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.
  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.
  We will initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.
  Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
  RISKS RELATING TO THIS OFFERING
  There is a risk that you may not receive dividends or that our dividends may not grow over time.
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
  Investing in our shares may involve an above average degree of risk.
  The market price of our common stock may fluctuate significantly.
  We may allocate the net proceeds from this offering in ways with which you may not agree.
  Our shares may trade at discounts from net asset value.
  Investors in this offering will incur immediate dilution upon the closing of this offering.
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
CAPITALIZATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS
  OVERVIEW
  CRITICAL ACCOUNTING POLICIES
  PORTFOLIO AND INVESTMENT ACTIVITY
  RESULTS OF OPERATIONS
  Investment Income
  Expenses
  Net Unrealized Appreciation on Investments
  Net Realized Gains/Losses
  Net Increase in Stockholders' Equity Resulting From Operations
  Investment Income
  Total Expenses
  Net Increase in Stockholders' Equity Resulting From Operations
  FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES
  OFF-BALANCE SHEET ARRANGEMENTS
  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
SENIOR SECURITIES
BUSINESS
  GENERAL
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  OPERATING AND REGULATORY STRUCTURE
  INVESTMENTS
  INVESTMENT SELECTION
  Intensive due diligence
  Selective investment process
  Investment structure
  ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES
  MANAGERIAL ASSISTANCE
  COMPETITION
  LEVERAGE
  STAFFING
  PROPERTIES
  LEGAL PROCEEDINGS
PORTFOLIO COMPANIES
  Making Memories Wholesale, Inc.
  Tumi Holdings, Inc.
  United Site Services, Inc.
  WCA Waste Systems, Inc.
  York Label Holdings, Inc.
MANAGEMENT
  EXECUTIVE OFFICERS AND BOARD OF DIRECTORS
  Directors
  Executive officers who are not directors
  Biographical information
  Independent directors
  Interested directors
  Executive officers who are not directors
  INVESTMENT COMMITTEE
  Members of Ares Capital Management's investment committee who are not directors or officers of the Company
  OTHER INVESTMENT PROFESSIONALS
  COMMITTEES OF THE BOARD OF DIRECTORS
  Audit committee
  Nominating committee
  Compensation committee
  Meetings
  COMPENSATION TABLE
  PORTFOLIO MANAGERS
  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
  Management services
  Management fee
  Examples of Quarterly Incentive Fee Calculation
  Example 1: Income Related Portion of Incentive Fee(1)
  Alternative 1
  Alternative 2
  Alternative 3
  Example 2: Capital Gains Portion of Incentive Fee
  Alternative 1
  Alternative 2
  Payment of our expenses
  Duration and termination
  Indemnification
  Organization of the investment adviser
  Board approval of the Investment Advisory and Management Agreement
  ADMINISTRATION AGREEMENT
  Indemnification
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF OUR STOCK
  STOCK
  Common Stock
  Preferred Stock
  LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES
  PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS
  Classified board of directors
  Election of directors
  Number of directors; vacancies; removal
  Action by stockholders
  Advance notice provisions for stockholder nominations and stockholder proposals
  Calling of special meetings of stockholders
  Approval of extraordinary corporate action; amendment of charter and bylaws
  No appraisal rights
  Control share acquisitions
  Business combinations
  Conflict with 1940 Act
REGULATION
  QUALIFYING ASSETS
  MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES
  TEMPORARY INVESTMENTS
  INDEBTEDNESS AND SENIOR SECURITIES
  CODE OF ETHICS
  PROXY VOTING POLICIES AND PROCEDURES
  PRIVACY PRINCIPLES
  OTHER
  Co-investment
  Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ National Market Corporate Governance Regulations
SHARES ELIGIBLE FOR FUTURE SALE
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
UNDERWRITING
  Commissions and Discounts
  Overallotment Option
  No Sales of Similar Securities
  Quotation on the NASDAQ National Market
  Price Stabilization and Short Positions
  Internet Distribution
  Other Relationships
LEGAL MATTERS
EXPERTS
AVAILABLE INFORMATION
  Index to Financial Statements
Report of Independent Registered Public Accounting Firm
PART C Other information
SIGNATURES
EXHIBIT INDEX